                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Resource General Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                   Registrant
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

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  (2) Form, schedule or registration statement no.:

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  (3) Filing party:

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  (4) Date filed:

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



                          RESOURCE GENERAL CORPORATION
                            2365 SCIOTO HARPER DRIVE
                              COLUMBUS, OHIO 43204



                       1997 ANNUAL MEETING OF SHAREHOLDERS





                                            March 21, 1997


Dear Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Resource General Corporation which will be held at 4:00 p.m., Eastern Daylight Time, on April 22, 1997, at the offices of the Company, 2365 Scioto Harper Drive, Columbus, Ohio 43204. The matters on the meeting agenda are described in the Notice of 1997 Annual Meeting of Shareholders and Proxy Statement which accompany this letter.

     We hope you will be able to attend the meeting. If you cannot attend, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.



                                            Very truly yours,





                                            Charles T. Sherman
                                            President

                          RESOURCE GENERAL CORPORATION

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 22, 1997

TO THE SHAREHOLDERS OF
RESOURCE GENERAL CORPORATION:

     The Annual Meeting of the Shareholders of Resource General Corporation, an Ohio corporation (the "Company"), will be held at the offices of the Company, 2365 Scioto Harper Drive, Columbus, Ohio, on April 22, 1997 at 4:00 p.m., Eastern Daylight Time, for the following purposes which are more fully described in the proxy statement attached hereto:

    1. To consider and vote upon a proposal to amend the Articles of Incorporation and the Code of Regulations of the Company to eliminate cumulative voting;

    2. To consider and vote upon a proposal to amend the Articles of Incorporation of the Company to increase the authorized number of shares of the Company;

    3. To consider and vote upon a proposal to amend the Code of Regulations of the Company to divide the Board of Directors into two classes, to permit the Board of Directors to determine the number of directors who serve on the Board of Directors and to establish a retirement age for directors;

    4. To consider and vote upon a proposal to amend the Articles of Incorporation of the Company to change the name of the Company;

    5. To consider and vote upon a proposal to amend the Articles of Incorporation of the Company to eliminate the applicability of the Ohio Control Share Acquisition Act;

    6. To elect three directors in the first class, each to serve for a term of one year or until their successors are duly elected and qualified;

    7. To elect four directors in the second class, each to serve for a term of two years or until their successors are duly elected and qualified;

    8. To consider and vote upon a proposal to terminate the Company's existing Employees' Incentive Stock Option Plan and approve the 1997 Stock Incentive Plan of the Company; and

    9. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 22, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of shareholders will be available for examination by any shareholder at the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                                             By Order of the Board of Directors



                                             Charles T. Sherman
                                             President
Columbus, Ohio
March 21, 1997

                          RESOURCE GENERAL CORPORATION


                       ----------------------------------

                       1997 ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 22, 1997
                       ----------------------------------

                                 PROXY STATEMENT

                              DATED MARCH 21, 1997
                       ----------------------------------


                               GENERAL INFORMATION

     Solicitation. This Proxy Statement is furnished to the shareholders of Resource General Corporation, an Ohio corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies to be voted at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on April 22, 1997, and any adjournment thereof. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about March 21, 1997.

     Voting Rights. Shareholders of record at the close of business on February 22, 1997, are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 1,108,020 shares of Common Stock of the Company without par value ("Common Stock"), issued and outstanding. Each shareholder of record on February 22, 1997, is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

     Summary of Proposals. Eight proposals will be voted on at the Annual Meeting. A brief summary of each of the proposals is listed below; however, before completing your proxy card please refer to the complete discussion of each of the proposals and their purposes and effects set forth below under the heading "PROPOSALS":

         PROPOSAL 1: If approved at the Annual Meeting, Proposal 1 will amend the Articles of Incorporation and the Code of Regulations of the Company so as to eliminate cumulative voting. Upon adoption of this proposal and the filing of the amended Articles of Incorporation, shareholders will no longer be permitted to cumulate votes in the election of directors. This proposal may have an anti-takeover effect. See "Anti-Takeover Effect of Amendments." A detailed discussion of the purposes and effects of adopting Proposal 1 is set forth below under the heading "Amendments to the Articles of Incorporation and Code of Regulations."

         PROPOSAL 2: If approved at the Annual Meeting, Proposal 2 will amend the Articles of Incorporation of the Company so as to increase the authorized number of shares of Common Stock from 3,412,000 to 10,000,000. The additional authorized shares will provide the Company with additional shares of Common Stock to be used from time to time for general corporate purposes, such as compensation plans, raising capital or acquisitions. This proposal may have an anti-takeover effect. See "Anti-Takeover Effect of Amendments." A detailed discussion of the purposes and effects of adopting Proposal 2 is set forth below under the heading "Amendments to the Articles of Incorporation and Code of Regulations."

         PROPOSAL 3: If approved at the Annual Meeting, Proposal 3 will amend the Code of Regulations of the Company so as to divide the Board of Directors into two classes, permit the Board of Directors to determine the number of directors who serve on the Board of Directors and establish a retirement age for directors. Currently, the Board of Directors is divided into three classes and must seek shareholder approval to change the total number of directors who serve on the Board of Directors. This proposal may have an anti-takeover effect. See "Anti-Takeover Effect of Amendments." A detailed discussion of the purposes and effects of adopting Proposal 3 is set forth below under the heading "Amendments to the Articles of Incorporation and Code of Regulations."

         PROPOSAL 4: If approved at the Annual Meeting, Proposal 4 will amend the Articles of Incorporation of the Company so as to change the name of the Company to "PH Group, Inc." Upon adoption of this proposal and the filing of the amended Articles of Incorporation, the Company will cease to do business under the name Resource General Corporation and will thereafter do business under the name "PH Group, Inc." A detailed discussion of the purposes and effects of adopting Proposal 4 is set forth below under the heading "Amendments to the Articles of Incorporation and Code of Regulations."

         PROPOSAL 5: If approved at the Annual Meeting, Proposal 5 will amend the Articles of Incorporation of the Company so as to eliminate the applicability of the Ohio Control Share Acquisition Act. The Ohio Control Share Acquisition Act generally requires persons acquiring large portions of a public corporation's stock to first obtain the shareholders' approval of the acquisition. Upon adoption of this proposal and the filing of the amended Articles of Incorporation, shareholder approval will no longer be required for certain acquisitions of the Company's shares. A detailed discussion of the purposes and effects of adopting Proposal 5 is set forth below under the heading "Amendments to the Articles of Incorporation and Code of Regulations."

         PROPOSAL 6: Three directors will be elected at the Annual Meeting to serve in the first class of directors. Each such director will serve for a term of one year. The three nominees selected by the Board of Directors are Alida L. Breen, Terry L. Sanborn and Charles T. Sherman. A detailed discussion of the qualifications of each of the nominee directors and any committees of the Company on which they serve is set forth below under the heading "Election of Directors."

         PROPOSAL 7: Four directors will be elected at the Annual Meeting to serve in the second class of directors. Each such director will serve for a term of two years. The four nominees selected by the Board of Directors are Bob Binsky, Michael W. Gardner, David H. Montgomery and Theodore P. Schwartz. A detailed discussion of the qualifications of each of the nominee directors and any committees of the Company on which they serve is set forth below under the heading "Election of Directors."

         PROPOSAL 8: If approved at the Annual Meeting, Proposal 8 will terminate the Company's existing Employees' Incentive Stock Option Plan and adopt the 1997 Stock Incentive Plan of the Company. The Employees' Incentive Stock Option Plan was adopted by the shareholders in 1988, but no options have ever been granted under the plan. The 1997 Stock Incentive Plan provides for the grant of stock options to directors who are not employees and employees and consultants who are not members of the committee chosen to administer the plan. A detailed discussion of both plans and the purposes and effects of adopting Proposal 8 is set forth below under the heading "1997 Stock Incentive Plan."

     Cumulative Voting. If approved at the Annual Meeting, Proposal 1 will eliminate the right of shareholders to vote cumulatively at the Annual Meeting. However, if Proposal 1 is not approved at the Annual Meeting and if notice in writing is given by any shareholder to the President, Vice President, or the Secretary of the Company not less than forty-eight (48) hours before the time fixed for the holding of the Annual Meeting that such shareholder desires that the voting with respect to the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Annual Meeting by the Chairman or Secretary of the Company of the Annual Meeting, or failing such an announcement by the Chairman or Secretary, by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he or she possesses at such election. Under cumulative voting, a shareholder may cast his or her votes for any one nominee or distribute such votes among any two or more nominees as the shareholder may elect, or in the case of proxies as the proxy may elect. In the event of cumulative voting, the proxy holders designated by the Board of Directors will distribute the votes for shares subject to proxies they hold so as to elect the maximum number of nominees for director on the slate intended to be nominated. If a shareholder withholds authority in his or her proxy card to vote for one or more nominees, in the event of cumulative voting, none of the votes of that shareholder may be cumulated and voted for such nominee or nominees by the proxy holders designated by the Board of Directors.

     The enclosed proxy card does not provide for cumulative voting. Therefore, if any shareholder wishes to require cumulative voting for the election of directors, that shareholder or proxy appointed by the shareholder must follow the procedures described above, which require attendance at the meeting by the shareholder or the proxy holder.

     Authorization. All shares represented by properly executed proxies received by the Company pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy card. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares represented by such proxy will be voted in accordance with the recommendations of the Board of Directors, which are (1) FOR the approval of the proposal to amend the Articles of Incorporation of the Company (the "Articles of Incorporation") and the Code of Regulations of the Company (the "Code of Regulations") to eliminate cumulative voting; (2) FOR the approval of the proposal to amend the Articles of Incorporation to increase the authorized number of shares of the Company; (3) FOR the approval of the proposal to amend the Code of Regulations to divide the Board of Directors into two classes, to permit the Board of Directors to determine the number of directors who serve on the Board of Directors and to establish a retirement age for directors; (4) FOR the approval of the proposal to amend the Articles of Incorporation to change the name of the Company; (5) FOR the approval of the proposal to amend the Articles of Incorporation to eliminate the applicability of the Ohio Control Share Acquisition Act; (6) FOR the election of Alida L. Breen, Terry L. Sanborn and Charles T. Sherman as directors, each to serve for a term of one year; (7) FOR the election of Bob Binsky, Michael W. Gardner, David H. Montgomery and Theodore P. Schwartz as directors, each to serve for a term of two years; and
(8) FOR the termination of the Company's existing Employees' Incentive Stock Option Plan and approval of the 1997 Stock Incentive Plan of the Company. The proxy will also be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     Revocation. Any shareholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company in writing, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

     Tabulation. Under Section 1701.51 of the Ohio Revised Code ("ORC") and the Code of Regulations, a quorum must be present at the Annual Meeting in order for any valid action, including the election of directors and voting on the other matters presented to the meeting, other than adjournment, to be taken thereat. ORC Section 1701.51 and the Code of Regulations provide that a quorum consists of a majority of the shares entitled to vote at the Annual Meeting present in person or represented by proxy. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see "Authorization"). Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters, which typically include amendments to the articles of incorporation of a company and the approval of stock compensation plans without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies nevertheless count toward the establishment of a quorum.

     Under ORC Section 1701.71 and Article V of the Articles of Incorporation, the amendments to the Articles of Incorporation must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting. For the purpose of ORC Section 1701.71, proxies marked "Abstain" and broker non-votes have the same effect as votes against approval.

     Under ORC Section 1701.11 and Article V of the Code of Regulations, the amendments to the Code of Regulations must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting. For purposes of ORC Section 1701.11, proxies marked "Abstain" and broker non-votes have the same effect as votes against approval.

     Under ORC Section 1701.55 and Section 8 of Article I of the Code of Regulations, directors are elected by a plurality of the votes for the respective nominees. Therefore, proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the election of directors.

     Under Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "Commission") under Section 16 of the Securities Exchange Act of 1934, the 1997 Stock Incentive Plan must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting at which a quorum is present. For the purpose of Rule 16b-3, a proxy marked "Abstain" has the same effect as a vote against approval but a broker non-vote is disregarded in determining the number of shares voted for approval and in determining the total number of shares as to which the majority is determined in such matter. However, under Section 8 of
Article I of the Code of Regulations, the termination of the Employees' Incentive Stock Option Plan must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting. Thus, proxies that are marked "Abstain", as well as broker non-votes, have the same effect as votes against approval. Accordingly, Proposal 8 to terminate the Employees' Incentive Stock Option Plan and approve the 1997 Stock Incentive Plan must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting.

                                    PROPOSALS

         AMENDMENTS TO ARTICLES OF INCORPORATION AND CODE OF REGULATIONS

     ANTI-TAKEOVER EFFECT OF AMENDMENTS. The Board of Directors has proposed amendments to the Articles of Incorporation and Code of Regulations, some of which may discourage a threatened takeover or change in control of the Company. Specifically, the proposed amendments to the Articles of Incorporation and Code of Regulations that could have an anti-takeover effect are the amendments to eliminate cumulative voting (see "Proposal 1"), increase the number of authorized shares of Common Stock (see "Proposal 2") and divide the Board of Directors into two classes and permit the Board of Directors to determine the number of directors who serve on the Board of Directors (see "Proposal 3"). The over-all effect of these amendments (the "Amendments") may be to render more difficult the accomplishment of mergers, tender offers, proxy contests or the assumption of control by a principal shareholder, and thus to make more difficult the removal of management.

     Section 2 of Article II in the Company's Code of Regulations, which provides for three classes of directors, is the only provision in the Company's current Articles of Incorporation or Code of Regulations that may have an anti-takeover effect. Cumulative voting is currently permitted under the Company's Code of Regulations and Ohio law. The Board of Directors does not presently contemplate recommending the adoption of any further amendments to the Articles of Incorporation or Code of Regulations which would affect the ability of third parties to take over or change control of the Company. The Amendments are not part of a plan by management to adopt a series of such amendments and are not the result of management's knowledge of any specific effort to accumulate the Common Stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. Other than the acquisition of shares by Phoenix Management, Ltd., the Company is not aware of any effort on the part of any person to acquire control of the Company. See "Security Ownership of Principal Shareholders, Directors, Nominees and Executive Officers - Change in Control" below. Detailed descriptions of the purpose and effects of the amendments to eliminate cumulative voting (see "Proposal 1"), increase the number of authorized shares of Common Stock (see "Proposal 2") and divide the Board of Directors into two classes and permit the Board of Directors to determine the number of directors who serve on the Board of Directors (see "Proposal 3") are set forth below.

PROPOSAL 1.   TO AMEND THE ARTICLES OF INCORPORATION AND THE CODE OF
              REGULATIONS OF THE COMPANY TO ELIMINATE CUMULATIVE VOTING.

     Shareholders of the Company are currently entitled to cumulate votes in the election of directors. The Board of Directors has unanimously determined that it would be advisable and in the best interests of the Company and its shareholders to amend the Articles of Incorporation and the Code of Regulations, as set forth in Exhibit A attached hereto, to eliminate cumulative voting in the election of directors. In order to eliminate cumulative voting, the Code of Regulations must be amended to delete its reference to cumulative voting and the Articles of Incorporation must be amended to specify that cumulative voting is prohibited.

     PURPOSE AND EFFECTS OF THE AMENDMENT

     Cumulative voting permits shareholders voting for directors to cast a number of votes equal to the product of the number of shares such shareholder owns and the number of nominees proposed for election to the Board of Directors. Thus, through cumulative voting, minority shareholders may cast all their votes for one nominee and may elect one or more nominees to the Board of Directors who would not otherwise have received sufficient votes to be elected. Without cumulative voting rights, each shareholder would be entitled to cast one vote per share for a candidate for director so that the holders of a majority of shares would elect or remove the entire Board of Directors. If the proposal to eliminate cumulative voting is approved, it will be more difficult, if not impossible, for minority shareholders to elect a representative to the Board of Directors without the cooperation of the shareholders owning a majority of the Common Stock. Therefore, the proposal could have the effect of entrenching incumbent management.

     THIS AMENDMENT TO THE CURRENT ARTICLES OF INCORPORATION WILL (A) PERMIT A MAJORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS TO ELECT OR REMOVE EVERY DIRECTOR AND (B) PRECLUDE A MINORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS FROM ELECTING OR PREVENTING THE REMOVAL OF ANY DIRECTOR.

     While the elimination of cumulative voting may impact the voting rights of certain minority shareholders, cumulative voting creates an administrative expense and burden to administer for the Company and may affect the Company's ability to conduct a public offering of its shares on an underwritten basis on commercially reasonable terms. Thus, the Board of Directors believes that the expense and burdens associated with cumulative voting outweigh its benefits to minority shareholders.


     VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be required to amend the Articles of Incorporation and Code of Regulations and approve Proposal 1. See "General Information - Tabulation" above.

     BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 1.

                                   ----------

     PROPOSAL 2. TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

     The Board of Directors has unanimously proposed that the Articles of Incorporation be amended, as set forth in Exhibit A attached hereto, to increase the authorized number of shares of Common Stock from 3,412,000 to 10,000,000. The Articles of Incorporation presently authorize the issuance of 3,412,000 shares of Common Stock, of which 1,108,020 shares were outstanding at the close of business on February 22, 1997, and 50,000 shares were reserved for issuance under the Employees' Incentive Stock Option Plan and 142,000 shares were reserved for issuance upon exercise of existing but unexercised options.

     PURPOSE AND EFFECT OF AMENDMENT

     The purpose of the amendment of the Articles of Incorporation to increase the number of authorized shares is to provide the Company with additional shares of Common Stock to be used from time to time for general corporate purposes, such as benefit and compensation plans, raising capital and acquisitions. The additional newly authorized shares of Common Stock would be issuable for any corporate purpose, including stock splits, stock dividends, employee benefit and compensation plans, public or private sales for cash as a means of raising capital or acquisitions. The Board of Directors believes that greater flexibility in the Company's capital structure is highly desirable. By authorizing additional shares of Common Stock, the Board of Directors would have the authorized shares and flexibility necessary to meet the Company's future needs without experiencing the time delay and significant expense of having to seek shareholder approval for the authorization of additional shares.

     The increase in the authorized number of shares of Common Stock does not alter the rights of the outstanding shares of Common Stock or the manner in which the Board of Directors may authorize the issuance of additional shares of Common Stock. The additional shares of Common Stock authorized by the proposed amendment will, if and when issued, have the same rights as the currently authorized shares of Common Stock. Holders of Common Stock have no preemptive rights. Consequently, current shareholders will not have any preferential right to purchase any of the additional shares of Common Stock.

     It is not possible to describe the actual effect of the authorization of additional shares of Common Stock upon the rights of holders of Common Stock until the Board of Directors, if ever, issues such additional Common Stock. However, such effects might include dilution of the voting power of the outstanding Common Stock to the extent that additional shares of Common Stock are issued. Any such issuance of additional shares could also have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Company.

     Under Ohio law, authorized, but unissued, shares may be issued for such consideration and purposes as the Board of Directors may determine without further action by the shareholders in most circumstances. The Board of Directors does not intend to seek shareholder approval of issuances within the proposed authorization of additional shares of Common Stock, unless otherwise required by law or by the rules of any exchange on which the Company's securities may be listed at the time such shares are issued. Frequently, opportunities arise that require immediate action, and it is the belief of the Board of Directors that the delay necessitated by shareholder approval of the specific issuance could be detrimental to the Company and its shareholders.

     Approval of the proposal to increase the authorized shares of Common Stock may have an anti-takeover effect. Although the Board of Directors has no present intent to do so, the Company could issue authorized but unissued shares of Common Stock, warrants or other rights which could, depending on the terms of such issue, preclude or make difficult merger or takeover attempts. Increasing the number of authorized shares of Common Stock would allow the Company to issue additional shares in order to dilute the voting power of the outstanding Common Stock, thereby deterring potential acquirors by lessening their ability to obtain control of the Company. Although the Board of Directors would make such a determination in accordance with the standards of applicable law, the Board of Directors could so act to discourage an acquisition attempt or other transaction viewed favorably by the holders of a majority of the Common Stock. Accordingly, approval of the proposal to increase the authorized shares of Common Stock could have the effect of entrenching incumbent management.

     Shareholders are encouraged to review the financial statements of the Company, Management's Discussion and Analysis of Financial Condition and Results of Operations and other information included in the Company's 1996 Annual Report, which was mailed to shareholders with this Proxy Statement, when considering this proposal.

     VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be required to amend the Articles of Incorporation and approve Proposal 2. See "General Information - Tabulation" above.

     BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 2.



PROPOSAL 3.   TO AMEND THE CODE OF REGULATIONS TO DIVIDE THE BOARD OF
              DIRECTORS INTO TWO CLASSES, TO PERMIT THE BOARD OF DIRECTORS TO
              DETERMINE THE NUMBER OF DIRECTORS SERVING ON THE BOARD OF
              DIRECTORS AND TO ESTABLISH A RETIREMENT AGE FOR DIRECTORS.

     The Board of Directors has unanimously determined that it would be advisable and in the best interest of the Company and its shareholders to amend the Code of Regulations by deleting the current Section 2 of Article II and replacing it with the proposed Section 2 of Article II, which is set forth on Exhibit A attached hereto.

     Under the current Section 2 of Article II, the Board of Directors is divided into three classes of directors, with each class of directors serving staggered three year terms. If the proposed amendment is adopted, the number of classes of directors on the Board of Directors will change from three to two. The directors in the first class will be elected for a term of one year and the directors in the second class will be elected for a term of two years. At the next two annual meetings of shareholders, the terms of one class of directors will expire and the newly nominated directors of the class will be elected for a term of two years. If the Board of Directors increases the number of directors in a class, it may fill the vacancy created thereby for the full remaining term of a director in that class even though such term may extend beyond the next annual election. The Board of Directors may fill any vacancy occurring for any other reason for the full remaining term of the director whose death, resignation or removal caused the vacancy, even though such term may extend beyond the next annual election.

     The current Section 2 of Article II also requires the Company to obtain the approval of its shareholders in order to increase or decrease the number of directors on the Board of Directors. After the adoption of the proposed amendment by the shareholders, the Board of Directors will have the authority to determine the number of directors serving on the Board of Directors and the number of directors in each class, as long as the total number of directors does not exceed nine, or the number of directors in any class does not exceed five. Under the proposed Section 2 of Article II, subject to these rules, the classes of directors need not have equal numbers of members. Further, no reduction in the total number of directors or in the number of directors of any given class will have the effect of removing a director from office or reducing the term of any then sitting director.

     The current Code of Regulations does not include any qualifications for becoming a director. The proposed amendment to Section 2 of Article II contains a new provision not contained in the current Section 2 of Article II relating to the retirement of directors. The additional language provides that when a director reaches the age of 67, the director shall no longer be eligible for reelection to the Board of Directors.

     PURPOSE AND EFFECTS OF AMENDMENT

     The purpose of amending the Code of Regulations to divide the Board of Directors into two classes is to ensure that the composition of the Board of Directors conforms at all times with Ohio law. Under Ohio law, the classification of the Board of Directors is permitted, provided, each class includes at least three directors. Currently, the Code of Regulations provides for three classes of directors, but also allows the Board of Directors to consist of less than nine directors. Therefore, in order to conform the number of directors permitted under the Code of Regulations to Ohio law, in the context of classifying directors, the Code of Regulations must be amended to provide for only two classes of directors. The Board of Directors has therefore decided to propose that the Code of Regulations be amended to permit only two classes of directors.

     The purpose of amending the Code of Regulations to allow the Board of Directors to determine the number of directors serving on the Board of Directors is to provide the Board of Directors with the flexibility to add directors or to forego replacing directors that resign or die, without the significant expense of having to obtain shareholder approval in each instance. Currently, only the shareholders of the Company can increase or decrease the number of directors serving on the Board of Directors. If the proposed amendment is adopted, the Board of Directors may increase or decrease the number of directors serving on the Board of Directors. However, because a reduction in the number of directors cannot be used to remove a director from office or to reduce the term of a current director, the number of directors may only be reduced upon the occurrence of a vacancy on the Board of Directors. In addition, the proposed amendment to the Code of Regulations only permits the Board of Directors to add additional directors if the number of directors serving on the Board of Directors after such addition does not exceed nine.

     The purpose of requiring directors to retire at the end of their current term upon reaching age 67 is to ensure that only persons who are actively involved in the business community continue to serve on the Board of Directors as a director. The current Code of Regulations does not discuss the qualifications of directors. As a result of this new provision in the Code of Regulations, directors will not be eligible for reelection to the Board of Directors upon reaching the age of 67.

     Generally, classifying a board of directors provides for a continuing body, even in the face of a person who accumulates a sufficient amount of voting power, whether by ownership or proxy or a combination, to have a majority of the voting power at a given meeting and take control of the Company, possibly without paying a fair premium for control to all holders of Common Stock. In addition, the classification of directors makes the removal of incumbent management, the assumption of control by a holder of a large block of the Common Stock, tender offers, mergers and proxy contests more difficult to accomplish. Thus, the division of the Board of Directors into two classes of directors could have an anti-takeover effect. However, the Code of Regulations currently provides for three classes of directors. Therefore, at present, shareholders cannot replace the entire Board of Directors at any annual meeting since no more than one-third of the Board of Directors members are elected at any annual meeting. If the proposed amendment to the Code of Regulations is adopted, a person who has a majority of the voting power at a given meeting will be able to replace a majority of the directors at such meeting if a majority of the directors are up for election. Thus, the reduction from three classes of directors to two classes of directors may make the removal of incumbent management, the assumption of control by a holder of a large block of the Company's stock, tender offers, mergers and proxy contests easier to accomplish than if the Company maintains three classes of directors.

     Providing the Board of Directors with the ability to determine the number of directors serving on the Board of Directors could also make the removal of incumbent management and the assumption of control of the Company more difficult. If challenged by an attempt to gain control of the Board of Directors, the existing members of the Board of Directors could increase the number of directors on the Board of Directors and then fill the new vacancies with people that are allied with the existing Board of Directors. Accordingly, allowing the Board of Directors to increase the number of directors could have an anti-takeover effect.

     The proposal, if adopted, will affect every election of directors and will be applicable even when no change of control is pending or threatened. There have been no problems with the continuity of the Board of Directors in the past that the proposal is intended to address. The proposal is not intended to limit the voting power of a particular block of Common Stock or to frustrate accumulations of such blocks.

     VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be required to amend the Code of Regulations and approve Proposal 3. See "General Information - Tabulation above."

BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 3.

                                   ----------

PROPOSAL 4.   TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE
              COMPANY.

     The Board of Directors has unanimously determined that it would be advisable and in the best interests of the Company and its shareholders to amend the Articles of Incorporation, as set forth in Exhibit A attached hereto, to change the name of the Company to "PH Group, Inc." The Board of Directors believes it is advisable to change the name of the Company to PH Group, Inc. in order to take advantage of the name recognition, within the metal forming and plastics industry, the investor community and the general public, associated with the "PH Hydraulics(TM)" and the "PH Trueblood(TM)" lines of equipment that are designed and manufactured by the Company. The effect of the amendment will be that, upon filing of the amendment with the Secretary of State of the State of Ohio, the Company will cease to do business under the name Resource General Corporation and will thereafter do business under the name "PH Group, Inc." The name of the Company will be officially changed to PH Group, Inc. and all reports and statements filed with the Commission on behalf of the Company, including proxy statements and periodic reports, will be filed under the new name, PH Group, Inc. After officially changing the name, the Company anticipates that it will undertake to replace the current trading symbol of the Company ("RGEL") with a symbol more closely associated with the new name of the Company.

     VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be required to amend the Articles of Incorporation and approve Proposal 4. See "General Information - Tabulation" above.

     BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 4.

                                   ----------

PROPOSAL 5.   TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO
              ELIMINATE THE APPLICABILITY OF THE OHIO CONTROL SHARE ACQUISITION
              ACT.

     The Board of Directors has unanimously determined that it would be advisable and in the best interests of the Company and its shareholders to amend the Articles of Incorporation, as set forth in Exhibit A attached hereto, to eliminate the requirement under Ohio law that control share acquisitions be approved by the shareholders. The Board of Directors believes it is advisable to encourage and maintain stability in the price of the Common Stock, and also to encourage consistent changes in management.

     PURPOSE AND EFFECTS OF THE AMENDMENT

     Under Ohio law, unless a company's articles or regulations otherwise provide, any Control Share Acquisition of a public corporation, as defined below, may be made only with the prior authorization of its shareholders in accordance with the Ohio Control Share Acquisition Act, ORC Section 1701.831 and related definitions in ORC Section 1701.01(Z) (collectively, the "Act"). The proposed amendment, Section D of Article V, states that the Act will not apply to Control Share Acquisitions of shares of stock of the Company.

     Pursuant to the Act, a "Control Share Acquisition" is an acquisition of a company's shares which would give the acquiring person voting power falling within one of the following three categories: (a) one-fifth or more, but less than one-third of the voting power, (b) one-third or more but less than a majority of the voting power, or (c) a majority or more of the voting power. For a Control Share Acquisition to occur, the affirmative vote of both the majority of the voting power of a company and the majority of the voting power of a company, excluding "Interested Shares" must be obtained. "Interested Shares" are defined under Ohio law to include shares held by the acquiring person, shares held by an officer of the company elected by the board of directors, and shares held by employees of the company who are also directors.

     Excepted from the definition of Control Share Acquisition are certain acquisitions of shares (a) pursuant to the laws of descent and distribution, (b) in satisfaction of a pledge or security interest, (c) pursuant to a shareholder-authorized merger or consolidation, or (d) subsequent transfers of shares which were acquired in an approved Control Share Acquisition. Once a shareholder has received approval of a Control Share Acquisition, approval of additional acquisitions is not necessary so long as the voting power of the acquiring person remains within the range approved in the Control Share Acquisition proposal. For example, the Members of Phoenix Management, Ltd. received shareholder approval for a Control Share Acquisition of a majority or more of the voting power of the Company at a special meeting of the shareholders of the Company held on May 28, 1996. Thus, additional share acquisitions by the Members of Phoenix would not need to be approved by the shareholders of the Company.

     The effect of the proposed amendment is to eliminate the requirement of shareholder approval of a Control Share Acquisition. The Act provides shareholders of Ohio corporations the right to vote on whether an acquiring party should be permitted to obtain large portions of stock or even control of their corporation through a tender offer or other means of accumulating voting control. If the proposed amendment is adopted, persons seeking to acquire control of the Company would not be required to file certain disclosures and to obtain shareholder approval before a Control Share Acquisition could be completed thereby lessening the ability of the Company to resist a change in control.

     Eliminating the requirement of shareholder approval of a Control Share Acquisition can in certain circumstances be beneficial to shareholders. In order to comply with the Act, an acquiring person must satisfy the requirements of the Act, which may result in an increase of acquisition costs. These additional costs may result in preventing the shareholders from realizing any premium over the prevailing market price that may be involved in such a transaction. Furthermore, acquisitions of stock by persons attempting to acquire control of a company through gradual open-market purchases often cause the market price of the target company's stock to rise. Requiring shareholder approval of such transactions discourages gradual market purchases, thereby depriving some shareholders of an opportunity to sell their shares at a higher market price. Certain shareholders may desire to sell their shares in a Control Share Acquisition proposed by a person, but be prevented from doing so because the requisite shareholder vote was not obtained. However, because the current Articles of Incorporation render Control Share Acquisitions more difficult, removal of management may be more difficult, even if such removal will be beneficial to the shareholders.

     VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be required to amend the Articles of Incorporation and approve Proposal 5. See "General Information - Tabulation" above.

     BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 5.

                                   ----------

                              ELECTION OF DIRECTORS

PROPOSALS 6 AND 7. ELECTION OF DIRECTORS.

     NOMINEES FOR ELECTION AS DIRECTORS

     Assuming adoption by the shareholders of Proposal 3 at the Annual Meeting, the nominees to each class of the Board of Directors receiving the highest number of votes will be elected as directors to terms of one and two years, respectively. Thereafter directors will be elected for terms of two years. Alida
L. Breen, Terry L. Sanborn and Charles T. Sherman have been nominated as directors in the first class, to serve for a term of one year, and Bob Binsky, Michael W. Gardner, David H. Montgomery and Theodore P. Schwartz have been nominated as directors in the second class to serve for a term of two years. If the shareholders do not approve Proposal 3, the two nominees to the Board of Directors receiving the highest number of votes will be elected as directors to terms of three years. Bob Binsky and Alida L. Breen have been nominated as directors to serve for a term of three years in the event the shareholders do not approve Proposal 3. The terms of office of Bob Binsky and Alida L.
Breen expire at the Annual Meeting.

     The Company has no reason to believe that any of the nominees will not stand for election or serve as a director. In the event any person nominated fails to stand for election, the proxies will be voted for the election of such other person as shall be designated by the persons named in the proxy. See "General Information -- Tabulation."

     THE BOARD OF DIRECTORS HAS NOMINATED THE FOLLOWING PERSONS TO SERVE AS DIRECTORS OF THE COMPANY:

     TERM EXPIRING IN 1998:

     ALIDA L. BREEN, age 49, has served as a director of the Company since May 1996 when she was appointed by the Board of Directors to fill a vacancy. Since 1979, she has been the Vice President of Finance of Ohio Transmission & Pump Co., a distributor of industrial products.

     TERRY L. SANBORN, age 53, has served as a director of the Company since 1991. From 1979 to 1993 Mr. Sanborn was Senior Vice President of Operations for Medex, Inc. ("Medex"), a medical device manufacturing company. From 1993 until his retirement in February 1997, Mr. Sanborn served as Chief Operating Officer of Medex.

     CHARLES T. SHERMAN, age 51, has served as a director of the Company since 1987. From 1987 until 1996, Mr. Sherman served as Vice President of Operations of the Company and as President of PH Hydraulics and Automation, Inc. ("PH Hydraulics"), the wholly-owned subsidiary of the Company that was merged into the Company in October 1996. Mr. Sherman was elected President of the Company in May 1996.

     TERM EXPIRING IN 1999:

     BOB BINSKY, age 57, has served as a director of the Company since 1993. Since 1985, Mr. Binsky has been President of TR Sport, Inc. Mr. Binsky also serves on the Board of Directors of Kahiki Foods, Inc., a restaurant and food products retailer, and as Chairman and Chief Executive Officer of Cable Link, Inc., a cable television refurbisher.

     MICHAEL W. GARDNER, age 46, has served as a director of the Company since 1996. From 1987 until October 1996, Mr. Gardner served as Vice President of Manufacturing of PH Hydraulics. Since October 1996, Mr. Gardner has served as Vice President of Manufacturing of the Company.

     DAVID H. MONTGOMERY, age 54, is a nominee for election as a director of the Company. Since 1976, Mr. Montgomery has served as President and Chief Executive Officer of Dayton Machine Tool Company, a manufacturer of machine tools and repairer of industrial machinery.

     THEODORE P. SCHWARTZ, age 60, has served as a director of the Company since May 1996. From 1992 until October 1996, Mr. Schwartz served as Senior Vice President of PH Hydraulics. Since October 1996, Mr. Schwartz has served as Senior Vice President of the Company.

     EXECUTIVE OFFICERS OF THE COMPANY

     All of the executive officers of the Company are named above, except Shelley R. Weaver, Treasurer of the Company.

     SHELLEY R. WEAVER, age 27, has been Treasurer of the Company since May 1996. From November 1995 until May 1996, she served as Assistant Treasurer of the Company and from 1992 until joining the Company, she was a staff accountant for Ernst & Young, a national accounting firm.

     BOARD OF DIRECTORS MEETINGS

     The Board of Directors held six meetings in fiscal 1996 and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he or she served.

     COMMITTEES

     The Company has a standing Audit Committee, Compensation Committee and Nominating Committee.

     The Audit Committee (comprised of Alida L. Breen (Chairman), Terry L. Sanborn and Bob Binsky) recommends the firm to be employed by the Company as its independent auditors; consults with the firm so chosen to be the independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any, and consults with the independent auditors with regard to the adequacy of the internal accounting controls. The Audit Committee held one meeting in fiscal 1996.

     The Nominating Committee (comprised of Charles T. Sherman (Chairman), Terry
L. Sanborn and Theodore P. Schwartz) recommends candidates to fill vacancies on the Board of Directors. The Nominating Committee was formed by a meeting of the Board of Directors on January 28, 1997. Accordingly, the Nominating Committee did not hold any meetings in fiscal 1996. The current purpose of the Nominating Committee is not to consider nominees recommended by shareholders. Instead, the Nominating Committee simply nominates directors to fill vacancies created from time to time on the Board of Directors.

     The Compensation Committee (comprised of Terry L. Sanborn (Chairman), Bob Binsky and Alida L. Breen) establishes the compensation of all employees and consultants of the Company, administers and interprets the Company's Employees' Incentive Stock Option Plan and takes any action that is permitted to be taken by a committee of the Board of Directors under the terms of such plan, including the granting of options. If adopted at the Annual Meeting, the Compensation Committee will administer and interpret the Company's 1997 Stock Incentive Plan. The Compensation Committee held three meetings in fiscal 1996.

                                   ----------

                            1997 STOCK INCENTIVE PLAN

PROPOSAL 8.   TO TERMINATE THE COMPANY'S EXISTING EMPLOYEES' INCENTIVE STOCK
              OPTION PLAN AND APPROVE THE 1997 STOCK INCENTIVE PLAN OF THE
              COMPANY.

     The Employees' Incentive Stock Option Plan was adopted by the shareholders of the Company in 1988. The 1997 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors on January 28, 1997. The Board of Directors has proposed that the Company's shareholders approve the termination of the Employees' Incentive Stock Option Plan and adoption of the Plan.

     EMPLOYEES' INCENTIVE STOCK OPTION PLAN

     At the special meeting of the shareholders of the Company held on November 12, 1988, the shareholders approved an Employees' Incentive Stock Option Plan providing options for 50,000 shares. To date, no options have been granted under the plan. The Board of Directors has determined that it is in the bests interest of the Company to terminate the Employees' Incentive Stock Option Plan and replace it with the Plan. Although shareholder approval is not required to terminate the Employees' Incentive Stock Option Plan, the Board of Directors has determined to seek the approval of the shareholders to terminate the Employees' Incentive Stock Option Plan since it was originally adopted by a vote of the shareholders in 1988. If the shareholders do not approve the proposal to terminate the Employees' Incentive Stock Option Plan, the Board of Directors will not terminate the Employees' Incentive Stock Option Plan until shareholder approval is obtained.

     1997 STOCK INCENTIVE PLAN

     PURPOSE, DURATION, AMENDMENT AND TERMINATION

     The Plan is designed to attract and retain capable directors, employees and consultants and to provide them with long term incentives to continue their services to the Company, to maximize the value of the Company to its shareholders and to acquire a continuing ownership interest in the Company. No award of a stock option (an "Option" or an "Award") may be granted under the Plan more than 10 years after January 28, 1997. The Board of Directors may at any time terminate the Plan, or make such amendment to the Plan as it may deem advisable. However, to the extent required by Rule 16b-3 or by Section 422 of the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), no amendment will be effective without the approval of the shareholders of the Company if it would materially increase the benefits accruing to participants under the Plan; increase the aggregate number of shares of Common Stock which may be issued under the Plan; materially modify the requirements as to eligibility for participation in the Plan; or change the designation of employees or class of employees eligible to receive Options under the Plan. No amendment or termination of the Plan may alter or impair the rights of a person to whom an Award was granted (a "Grantee"), under any Award made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Grantee. The provisions of the Plan setting forth the formulae that determine the exercise price of certain Options granted to directors (see "Directors' Stock Options"), the number of shares of Common Stock as to which they are exercisable, the times when they are granted and the persons who are participants may not be amended more than once every six months, other than to comport with changes in the Code and the Employee Retirement Income Security Act of 1974, or the rules thereunder.

     ADMINISTRATION

     The Plan will be administered by a committee of the Board of Directors consisting of three or more directors, each of whom is a "non-employee director" as described in Rule 16b-3. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan will be administered by a committee consisting of those members of the Compensation Committee who are qualified (the "Committee"), but, if the Compensation Committee is abolished or its membership does not contain three persons who are qualified, the Board of Directors will either reconstitute the Compensation Committee or create another committee that complies with these requirements to administer the Plan. See "Election of Directors -- Committees." Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to determine the participants, grant Awards and determine their timing, pricing and amount; define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; make all other determinations necessary or advisable for administering the Plan, including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; review and resolve all claims; and delegate to the officers the authority to select consultant and employee Grantees (other than officers) and grant Awards to such Grantees having terms and in appropriate amounts determined by the Committee.

     COMMON STOCK

     The aggregate number of shares of Common Stock in respect of which Awards may be granted under the Plan may not exceed 150,000. This number and the terms of any Award will be adjusted proportionately if the shares of Common Stock are split, combined or altered by a stock dividend or a merger or other corporate event. If any Award granted under the Plan is canceled, terminates or expires for any reason without having been exercised in full, the shares of Common Stock related to the unexercised portion of the Award may be used again. If any shares of Common Stock purchased under the Plan are forfeited for any reason, the shares shall be available again for purposes of the Plan. Except as otherwise determined by the Board of Directors, the shares of Common Stock issued under the Plan will be drawn from authorized but unissued shares. However, shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources. The proceeds of the exercise of any Award will be general corporate funds of the Company.

     EMPLOYEES' AND CONSULTANTS' STOCK OPTIONS

     Only employees and consultants who are not members of the Committee are eligible to receive Options under this provision. On December 31, 1996, the Company had 61 full-time employees, but no consultants. The Committee will determine which eligible employees or consultants will be granted Options, the number of shares of Common Stock for which the Options may be exercised, the times when they will receive them and the terms and conditions of individual Option grants (which need not be identical). The Committee will determine the exercise price of each Option at the time that it is granted, but in no event will the exercise price of an Option be less than the fair market value of a share of Common Stock on the date of grant. The "fair market value of a share" means the amount determined to be the fair market value of a share by the Committee based upon the trading price of the shares, their offering price in public and private offerings by the Company and such other factors as it deems relevant. In the absence of such a determination, the fair market value of a share shall be deemed to be (a) if the shares are listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the per share closing price regular way on the principal national securities exchange or the NASDAQ - National Market System on which the shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the shares are not listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the mean between the representative bid and asked per share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by NASDAQ or if the shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by the Company for that purpose. On March ___, 1997, the mean between the representative bid and asked prices on the over-the-counter market of a share of Common Stock was $_________. The Committee has the authority, in its discretion, to delegate to the officers of the Company the authority to select Grantees (who are not officers) and grant Awards of Options to employees and consultants under this provision to such Grantees having terms and in aggregate amounts determined by the Committee.

     The Committee will determine the term during which an Option is exercisable at the time that it is granted, but no Option will be exercisable after 10 years from the date of grant. Generally, each Option will vest and first become exercisable as to one-fourth of the shares of Common Stock originally subject to the Option on each anniversary of the date of grant provided the Grantee thereof has been an employee or a consultant, as the case may be, continuously during the time beginning on the date of grant and ending on the date when such portion of the Option first becomes exercisable. Generally, each Option will lapse and cease to be exercisable upon the earliest of the expiration of 10 years from the date of grant, nine months after the Grantee ceases to be an employee or consultant because of his death or disability (six months for incentive stock options, see below), three months after the Grantee's employment with or services to the Company are terminated by the Company without cause, or immediately upon termination of the Grantee's employment with or services to the Company for cause or by the Grantee's resignation. The Committee may, in its sole discretion, accelerate the time at which any Options become exercisable or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise of any Option. Any such acceleration may be made effective with respect to one or more or all Grantees, with respect to some or all of the shares subject to an Option of any Grantee or for a period of time ending at or before the expiration date of any Option.

     The Committee will determine whether an Option is an incentive stock option or a nonqualified option (as such terms are defined in the Code, see "Taxation") at the time that it is granted, and if no express determination is made by the Committee, all Options granted to employees who are not 10 percent shareholders of the Company are incentive stock options and all Options granted to consultants or 10 percent shareholders are nonqualified options. The aggregate fair market value of the shares of Common Stock, determined as of the time the Option is granted, which first become exercisable under all incentive stock options granted to the employee may not exceed $100,000 during any calendar year and if that limit would be exceeded by the terms of any incentive stock option, the exercisability of a portion of such Option will be deferred, but the Committee may, in its sole discretion, waive such deferral. No 10 percent shareholder will be granted an incentive stock option, unless the exercise price thereof is at least 110 percent of the fair market value and the Option is not exercisable after five years.

     DIRECTORS' STOCK OPTIONS

     Only directors who are not employees of the Company are eligible to receive Options under this provision. On the date of each annual meeting of shareholders, beginning with the 1997 Annual Meeting of Shareholders, an Option on 5,000 shares of Common Stock will be granted automatically to each person who is elected as a director at such meeting, provided such person has not previously served as a director of the Company since January 28, 1997. In addition, when a person is appointed as a director to fill a vacancy on the Board of Directors, an Option will be automatically granted to such person on a number of shares equal to 5,000 multiplied by a fraction, the numerator of which equals the number of whole calendar months remaining in the term for which such director is appointed and the denominator of which equals twenty-four, provided the new director has not previously served as a director of the Company since January 28, 1997. Each Option granted to new directors shall vest and first become exercisable as to the first 1,000 shares on the date of grant (or such lesser number as remain subject to the Option in the case of an Option granted to a director filling a vacancy); as to the next 2,000 shares on the date of the first annual meeting of shareholders following such director's election or appointment, as the case may be (or such lesser number as remain subject to the Option in the case of an Option granted to a director filling a vacancy); and as to the remaining 2,000 shares originally subject to the Option on the date of the second annual meeting following such director's election or appointment, as the case may be (or such lesser number as remain subject to the Option in the case of an Option granted to a director filling a vacancy). If a new director receives an Option under the Plan and is not the beneficial owner of at least 1,000 shares of Common Stock as of the first annual meeting following such director's election or appointment, as the case may be, such director is required to exercise the Option with respect to at least 1,000 shares on the date of such annual meeting, provided the exercise can be effected in compliance with all applicable laws, rules and regulations.

     At each annual meeting of shareholders, beginning with the 1998 Annual Meeting of Shareholders, an Option will be granted automatically to each director whose term of office as a director expires on such date or continues through such annual meeting or who is reelected for a subsequent term on such meeting date. The number of shares as to which such Option shall be granted is based on the increase of total income before taxes of the Company for a fiscal year (the "Performance Year"), as specified in its audited financial statements, from the prior fiscal year. If total income increases, but less than 10 percent, then each director will be granted an Option on 1,000 shares. If total income increases between 10 percent and 20 percent then each director will be granted an Option on 2,000 shares. If total income increases more than 20 percent, then the directors will be granted an Option on 3,000 shares. Each Option granted to directors pursuant to the above formula will vest and first become exercisable as to 50 percent of the shares of Common Stock originally subject to the Option on the date of each annual meeting, beginning on the date of grant, if the Grantee is a director of the Company at the time of adjournment of the meeting of shareholders held on such date. An Option granted to a Grantee who is not reelected as a director upon expiration of term shall vest and become exercisable as to 100% of the shares subject to the Option on the date of grant.

     Three directors would currently qualify as non-employee directors eligible for Awards. If elected, David H. Montgomery will receive an Option on 5,000 shares of Common Stock and will also qualify as a non-employee director eligible for additional Awards. The exercise price of director Options will be the fair market value of a share of Common Stock on the date of grant (see "Employees' and Consultants' Stock Options") or with respect to Options granted based on the Company's increase of total income before taxes, on the date of the annual meeting of shareholders of the Company occurring during the Performance Year. Each Option shall lapse and cease to be exercisable upon the earliest of the expiration of 10 years from the date of grant, nine months after the Grantee ceases to be a director because of death or disability, immediately upon resignation by the Grantee as a director, or one year after the Grantee ceases to be a director for any reason other than death, disability or resignation.

     An Option granted to a director will be a nonqualified option (as such term is defined in the Code, see "Taxation") at the time that it is granted.

     PROVISIONS APPLICABLE TO ALL TYPES OF AWARDS

     The Committee may, in its sole discretion, and upon such terms and conditions as it shall determine at or after the date of grant, permit the exercise price of an Award granted to an employee or consultant to be paid in cash, by the tender to the Company of shares of Common Stock owned by the Grantee or by a combination thereof. If the Committee does not make such determination or the Award is granted to a director, the exercise price must be paid in cash, by certified or cashier's check, wire transfer or reduction of a debt of the Company to the Grantee. Shares of Common Stock may not be delivered to the Company as payment for the exercise of an Award, if such shares have been owned by the Grantee (together with his decedent or testator) for less than six months or if such shares were acquired upon the exercise of an incentive stock option and their disposition would be taxable.

     The Committee may permit the voluntary surrender of all or a portion of any Award to be conditioned upon the granting to the participant of a new Award for the same or a different number of shares as the Award surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Award to such participant. Subject to the other provisions of the Plan, such new Award shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Award is granted. The Committee may grant Awards having terms and conditions which vary from those specified in the Plan if such Awards are granted in substitution for, or in connection with the assumption of, existing awards granted by another business entity and assumed or otherwise agreed to be provided for by the Company pursuant to a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a subsidiary of the Company prior to such acquisition. The Committee, subject to the written consent of the Grantee where the action impairs or adversely alters the rights of the Grantee, has the right at any time after the date of grant of any Award to modify its terms.

     Notwithstanding the terms of any Award, all Awards that have not previously been exercised nor lapsed and ceased to be exercisable, will vest and become exercisable upon the occurrence of any change in control of the Company if the Grantee is then an eligible participant in the Plan. A change in control includes (a) the acquisition, directly or indirectly, by a person (other than the Company or an employee benefit plan established by the Board of Directors) of beneficial ownership of 20 percent or more of the Company's securities with voting power in the next meeting to elect the directors; (b) the election of a majority of the directors elected at any meeting of the holders of the Company's voting securities who are persons who were not nominated by the Company's then current Board of Directors or authorized committee thereof; or (c) the approval by the shareholders of the Company of a merger or consolidation with another person, other than a merger or consolidation in which the holders of the Company's voting securities continue to hold voting securities in the surviving corporation (in the same relative proportions as existed before the event) comprising 80 percent or more of the voting power of the surviving corporation; or (d) the approval by the shareholders of the Company of a transfer of substantially all of the assets of the Company to another person other than a transfer to a transferee, 80 percent or more of the voting power of which is owned by the Company or by the holders of the Company's voting securities in the same relative proportions to each other as existed before the event.

     DISABILITY

     If a Grantee who is an employee with or consultant to the Company is absent from work with the Company because of a physical or mental disability, such Grantee will not be considered to have ended his employment with the Company for purposes of the Plan, while he has that disability, unless he resigns or the Committee decides otherwise. If a Grantee who is a director is absent from meetings of the Board of Directors because of a physical or mental disability, such Grantee will not be considered to have ended his or her service with the Board of Directors for purposes of the Plan while the Grantee has that disability, unless the Grantee resigns or is not re-elected by the shareholders.

     TRANSFER RESTRICTIONS

     No Award under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Award may be exercised during the life of the participant to whom it was granted except by such participant.

     TAXATION

   GRANTEES SHOULD CONSULT THEIR INDIVIDUAL TAX ADVISERS BEFORE EXERCISING ANY
     OPTION OR DISPOSING OF ANY SHARES ACQUIRED ON THE EXERCISE OF AN AWARD

     Grantees are not taxed on the grant or exercise of an incentive stock option. The difference between the exercise price of an incentive stock option and the fair market value of a share of Common Stock received upon the exercise of an incentive stock option may be subject to the federal alternative minimum tax. If a Grantee exercises an incentive stock option and disposes of any of the shares of Common Stock received by such Grantee as a result of such exercise within two years from the date of grant or within one year after the transfer of such shares to such Grantee, the Company will receive a tax deduction and the Grantee will be taxed, as ordinary income, on the lesser of the gain on sale or the difference between the exercise price and the fair market value of a share at the time of exercise; and the Grantee must pay or provide for the withholding taxes on such ordinary income. The Grantee will also have a capital gain to the extent that the sale price exceeds the fair market value on the date of exercise. If the shares are not sold by the Grantee before the end of those periods and if the incentive stock option is exercised no later than three months (or one year, if the Grantee is disabled) after termination of the Grantee's employment with the Company (the "Exercise Period"), the Grantee will have a capital gain or capital loss upon sale of the shares to the extent that the sale price differs from the exercise price. No tax effect will result to the Company by reason of the grant or exercise of incentive stock options (except when the incentive stock option is exercised after the Exercise Period), or upon the disposition of shares after expiration of two years from the date of grant or one year from the date of exercise. If the incentive stock option is exercised after the Exercise Period, the Grantee will recognize taxable ordinary income equal to the difference between the fair market value of the acquired shares and the exercise price, and the Company will be entitled to a corresponding deduction.

     Nonqualified options are not taxed upon grant. The Grantee is taxed, as ordinary income, on the exercise of such an Option. The exercise of a nonqualified option requires the Grantee to realize ordinary income to the extent that the fair market value of the shares acquired upon the exercise of the option on the date of exercise exceeds the exercise price. The Grantee's basis for determining capital gain or capital loss upon sale of the shares is the higher of their fair market value on the date of exercise and the exercise price. The Company is entitled to a deduction equal to the ordinary income realized by the Grantee upon the exercise of nonqualified options.



     NEW PLAN BENEFITS

     The following table sets forth the number of shares of Common Stock that are currently determinable and that will be received under the Plan if adopted.

                            1997 STOCK INCENTIVE PLAN

             Name and Position                   Number of Shares
             -----------------                   ----------------

           David H. Montgomery,                  5,000 (if elected)
             Nominee for Director


     No grants of Options have yet been made. Grants of Options to employees and consultants are discretionary with the Committee and are, therefore, not currently determinable. See "Compensation of Management" for certain information as to grants of options made in previous fiscal years. The non-executive nominee directors, other than David H. Montgomery, will not be eligible to receive Options under the Plan until the 1998 Annual Meeting of Shareholders. The number of shares underlying Options that may be granted to such directors under the Plan on an annual basis ranges from 0 to 3,000 shares of Common Stock, depending upon the amount of increase in the total income before taxes of the Company each year. See "Directors' Stock Options."


     VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be required to terminate the Employees' Incentive Stock Option Plan and approve the Plan. See "General Information -- Tabulation," above.

     BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE TERMINATION OF THE EMPLOYEES' INCENTIVE STOCK OPTION PLAN AND THE APPROVAL OF THE 1997 STOCK INCENTIVE PLAN.


                                   ----------

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                   DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth, as of February 22, 1997, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each person, including any group of persons, known to the Company to be the beneficial owner of more than 5 percent of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (iii) each of the Named Executives (see "Compensation of Management; Summary Compensation Table"), and (iv) the Company's directors and executive officers as a group.


                                                                       NUMBER OF
                                                                        SHARES
                                                                     BENEFICIALLY            PERCENT
                               BENEFICIAL OWNER                        OWNED(a)             OF CLASS
                   ------------------------------------------     --------------------     ------------

                   Phoenix Management, Ltd. (b)                      310,000 (b)(c)            28%

                   Bob Binsky, Director (d)                          159,874 (c)(d)            14%

                   Charles T. Sherman, Director and                  239,798 (c)(e)            22%
                   Officer (e)

                   Theodore P. Schwartz, Director and                182,148 (c)(f)            16%
                   Officer (f)

                   Michael W. Gardner, Director and Officer           21,000 (c)(g)             2%
                   (g)

                   Kenneth J. Warren (h)                               5,000 (c)(h)            (m)

                   Alida L. Breen, Director (i)                        5,000 (i)               (m)

                   Terry L. Sanborn, Director (j)                     20,000 (j)                2%

                   David H. Montgomery, Nominee (k)                        0 (k)               (m)

                   All directors and executive officers as
                   a group (six persons)                             627,820                   53%

                   Phoenix and its Members                           617,820 (l)               52%

--------------------

(a) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power over these shares subject to the spousal rights, if any, of the spouses of those beneficial owners who have spouses.

(b) The address of Phoenix Management, Ltd. ("Phoenix") is c/o Charles T. Sherman, 2365 Scioto Harper Drive, Columbus, Ohio 43204. The members of Phoenix, an Ohio limited liability company, and their percentages of ownership in Phoenix, are Bob Binsky (28.5 percent), Michael W. Gardner (5 percent), Theodore P. Schwartz (31.667 percent), Charles T. Sherman (31.667 percent) and Kenneth J. Warren (3.167 percent) (collectively, the "Members"). Includes (i) 74,500 shares owned outright by Phoenix as of February 22, 1997, (ii) 85,500 shares as to which Phoenix has the right to acquire (by virtue of assignment) but have yet to be purchased under the Brownfield Agreements, as defined in the "Change of Control" section, and as to which Phoenix has the power to vote by proxy, and (iii) 150,000 shares as to which Phoenix has the right to acquire (by virtue of assignment) but have yet to be purchased under the Gillmor Agreement, as defined in the "Change of Control" section. As to such 150,000 shares, Mr. Sherman and Mr. Schwartz, individually, have the power to vote by proxy. Therefore, such 150,000 shares are also reported as beneficially owned by each of Mr. Schwartz and Mr. Sherman individually.

(c) Each Member shares the power to vote or direct the voting and to dispose or direct the disposition of the 74,500 block of shares owned outright by Phoenix by virtue of each Member being a member in Phoenix. Each of the Members also shares the power to vote or direct the voting of the 85,500 shares as to which Phoenix has the power to vote by proxy. By virtue of assignment, Phoenix has the right to acquire the 85,500 block of shares under the Brownfield Agreements and the right to acquire the 150,000 block of shares under the Gillmor Agreement. Until the purchase of the 150,000 block of shares from Mr. Gillmor, Mr. Sherman and Mr. Schwartz share the power to vote such shares by virtue of a proxy granted by Mr. Gillmor, and such shares are also reported as beneficially owned by each of Mr. Schwartz and Mr. Sherman. The shares listed as beneficially owned by each Member individually are exclusive of the shares such Member may be deemed to indirectly beneficially own by virtue of his membership interest in Phoenix.

(d) Mr. Binsky's address is c/o Cable Link, Inc., 280 Cozzins Street, Columbus, Ohio 43215. Includes 109,234 shares owned outright by Mr. Binsky as of February 22, 1997, and 30,640 shares which were purchased by Michael Tsao but are owned of record by Mr. Binsky. Mr. Binsky has sole power to vote or direct the voting and to dispose or direct the disposition of all 139,874 shares. Also includes 20,000 unissued shares reported as beneficially owned by Mr. Binsky which are the subject of currently issued but unexercised options. Mr. Binsky is a Member of Phoenix.

(e) Mr. Sherman's address is c/o Resource General Corporation, 2365 Scioto Harper Drive, Columbus, Ohio 43204. Includes 70,598 shares owned outright by Mr. Sherman as of February 22, 1997, and 19,000 shares reported as beneficially owned by Mr. Sherman which are the subject of currently existing, but unexercised options. Also includes 150,000 shares with respect to which Mr. Sherman and Mr. Schwartz share the power to vote by virtue of a proxy granted by Mr. Gillmor. Such shares are also reported as beneficially owned by Mr. Schwartz. Mr. Sherman's wife has sole voting and dispositive power with respect to 200 shares reported as beneficially owned by Mr. Sherman. Under the 1997 Stock Incentive Plan, as described herein and which will be considered by the shareholders for approval at the Annual Meeting, Mr. Sherman may be eligible to be awarded an employee stock option, of an undetermined amount, exercisable within 60 days or less after the Annual Meeting. This potential option is not reported as beneficially owned by Mr. Sherman. Mr. Sherman is a Member of Phoenix.

(f) Mr. Schwartz's address is c/o Resource General Corporation, 2365 Scioto Harper Drive, Columbus, Ohio 43204. Includes 12,148 shares owned outright by Mr. Schwartz as of February 22, 1997 and 20,000 unissued shares reported as beneficially owned by Mr. Schwartz which are the subject of currently issued but unexercised options. Also includes 150,000 shares with respect to which Mr. Schwartz and Mr. Sherman share the power to vote by virtue of a proxy granted by Mr. Gillmor. Such shares are also reported as beneficially owned by Mr. Sherman. Under the 1997 Stock Incentive Plan, as described herein and which will be considered by the shareholders for approval at the Annual Meeting, Mr. Schwartz may be eligible to be awarded an employee stock option, of an undetermined amount, exercisable within 60 days or less after the Annual Meeting. This potential option is not reported as beneficially owned by Mr. Schwartz. Mr. Schwartz is a Member of Phoenix.

(g) Mr. Gardner's address is c/o Resource General Corporation, 2365 Scioto Harper Drive, Columbus, Ohio 43204. Includes 20,000 unissued shares reported as beneficially owned by Mr. Gardner which are the subject of currently issued but unexercised options. Under the 1997 Stock Incentive Plan, as described herein and which will be considered by the shareholders for approval at the Annual Meeting, Mr. Gardner may be eligible to be awarded an employee stock option, of an undetermined amount, exercisable within 60 days or less after the Annual Meeting. This potential option is not reported as beneficially owned by Mr. Gardner. Mr. Gardner is a Member of Phoenix.

(h) Mr. Warren's address is 2109 West Fifth Avenue, Suite C, Columbus, Ohio 43212. Includes 5,000 unissued shares reported as beneficially owned by Mr. Warren which are the subject of currently issued but unexercised options. Under the 1997 Stock Incentive Plan, as described herein and which will be considered by the shareholders for approval at the Annual Meeting, Mr. Warren may be eligible to be awarded a consultant stock option, of an undetermined amount, exercisable within 60 days or less after the Annual Meeting. This potential option is not reported as beneficially owned by Mr. Warren. Mr. Warren is a Member of Phoenix.

(i) Ms. Breen's address is c/o Ohio Transmission & Pump Co., 666 Parsons Avenue, Columbus, Ohio 43215. Includes 1,000 shares owned outright by Ms. Breen, and 4,000 unissued shares reported as beneficially owned by Ms. Breen which are the subject of currently issued but unexercised options.

(j) Mr. Sanborn's address is c/o Resource General Corporation, 2365 Scioto Harper Drive, Columbus, Ohio 43204. Includes 1,000 shares which Mr. Sanborn owns outright, and 19,000 unissued shares reported as beneficially owned by Mr. Sanborn which are the subject of currently issued but unexercised options.

(k) Mr. Montgomery's address is c/o Dayton Machine Tool Company, 1314 Webster Street, Dayton, Ohio 45404. If elected, Mr. Montgomery will be granted an Option on 5,000 shares of Common Stock under the Plan on the date of the Annual Meeting. This potential Option is not reported as beneficially owned by Mr. Montgomery.

(l) Includes all shares reported as beneficially owned by Phoenix and all shares reported as beneficially owned individually by the Members, except that the 150,000 shares listed as beneficially owned by each of Phoenix, Mr. Sherman and Mr. Schwartz are included only once. Under the Operating Agreement of Phoenix which expires December 31, 2016 (i) the shares owned by Phoenix are voted in accordance with the vote of a majority in interest of its Members, and (ii) the Members are obligated to vote shares owned by them individually in the same manner as the shares voted by Phoenix.

(m)  Less than 1 percent.

CHANGE IN CONTROL - APPROVAL OF ACQUISITION OF CONTROL BY PHOENIX MANAGEMENT,
LTD.

     At a Special Meeting of the Shareholders of Resource General Corporation held on May 28, 1996, pursuant to Ohio Revised Code Section 1701.831, the Ohio Control Share Acquisition Act, the shareholders authorized two acquisitions of the outstanding Common Stock by the Members of Phoenix (collectively the "Acquiring Group").

     DESCRIPTION OF TRANSACTIONS WHICH RESULT IN CHANGE OF CONTROL

     On June 6, 1996, Mr. Schwartz and Mr. Sherman entered into an agreement to purchase 200,000 shares of Common Stock from Paul M. Gillmor (the "Gillmor Agreement"), which agreement superseded earlier agreements dated April 3, 1996 and March 25, 1996. The total purchase price for the shares is $250,000 ($1.25 per share). On June 6, 1996, 40,000 of the shares were purchased and transferred with a down payment of $50,000. Mr. Schwartz and Mr. Sherman executed a promissory note payable to Mr. Gillmor providing for payment of the remaining $200,000 in 16 quarterly payments. Under the note, the quarterly payment for the first year is $6,250, the quarterly payments for the second and third years are $12,500 and the quarterly payment for the fourth year is $18,750. Interest on the unpaid balance of the note will accrue at the rate of four percent per annum. Upon receipt of each quarterly payment, 5,000 shares are to be transferred during the first year, 10,000 shares are to be transferred during the second and third years and 15,000 shares are to be transferred during the fourth year. The power to vote all of the shares owned by Mr. Gillmor was transferred to Mr. Schwartz and Mr. Sherman on June 6, 1996, and subsequently transferred to Phoenix on February 12, 1996. This proxy expires August 2, 2000.

     Pursuant to the Gillmor Agreement on November 1, 1997, 5,000 shares were purchased for $10,250 (includes interest). On February 1, 1997, another 5,000 shares were purchased for $8,187.50 (includes interest). In addition, Mr. Schwartz and Mr. Sherman granted Mr. Gillmor an option to purchase 20,000 shares owned by the Acquiring Group at a price of $1.00 per share which option expires on August 1, 2002.

     On September 11, 1996, Mr. Schwartz and Mr. Sherman also entered into agreements to purchase, in the aggregate, 110,000 shares (the "Brownfield Shares") from Lyman Brownfield (7,866 shares), Candace Brownfield (20,000 shares), Charlotte Brownfield (a.k.a. Charlotte Huddle), individually and as Trustee of the Candace Brownfield Trust (63,372 shares), and Diane McBee (18,762 shares) (collectively, the "Brownfield Agreements"), which agreements superseded earlier agreements dated April 2, 1996 and March 28, 1996. The total purchase price for the Brownfield Shares is $137,500 ($1.25 per share). Payment for the Brownfield Shares will be made in quarterly installments at an interest rate of four percent per annum. As each quarterly payment is made, 25 percent of the shares allocable to the year in which the shares are purchased are to be transferred to Phoenix.

     Under the Brownfield Agreements, all of the Brownfield Shares to be purchased were placed in escrow, and single payments will be made by Phoenix to an escrow agent, who will then deliver the purchased shares to Phoenix. On September 11, 1996, 20,000 shares were purchased under the Brownfield Agreements with a down payment of $25,000. The remaining 90,000 shares were financed by the sellers and are to be purchased over a five-year period, with 9,000 shares to be purchased in year one, 18,000 shares to be purchased in each of years two, three and four and 27,000 shares to be purchased in year five. Also on September 11, 1996, 2,250 shares were purchased at a negotiated discount of $2,756.25 (includes interest). On February 1, 1997, another 2,250 shares were purchased for $3,909.38 (includes interest).

     On September 11, 1996, Lyman Brownfield, Candace Brownfield, Diana McBee and Charlotte Brownfield, individually and as trustee, transferred voting power for the remaining 85,500 Brownfield Shares to Mr. Schwartz and Mr. Sherman, with such proxy expiring on August 1, 2001. Mr. Schwartz and Mr. Sherman have transferred such power to Phoenix.

     Effective June 1, 1996, Phoenix assumed all of the obligations of Mr. Sherman and Mr. Schwartz under the Gillmor Agreement and the Brownfield Agreements, pursuant to the Operating Agreement of Phoenix (the "Operating Agreement"), as adopted by the Acquiring Group, who are also the Members of Phoenix.

     See "Security Ownership of Principal Shareholders, Directors, Nominees and Executive Officers" and the footnotes thereto for a discussion of the share ownership of Phoenix and its Members and the manner in which shares owned by Phoenix and its Members will be voted.

     SOURCE AND AMOUNT OF CONSIDERATION

     The initial down payment of $50,000 made under the Gillmor Agreement was made from the personal funds of the Members. The initial down payment of $25,000 and the first installment of $2,756.25 under the Brownfield Agreements were made
(i) through the forgiveness of a $20,000 debt outstanding under a promissory note delivered by Charlotte Brownfield to Mr. Sherman, (ii) through the forgiveness of a $5,000 debt outstanding under a promissory note delivered by Lyman Brownfield to Mr. Sherman, and (iii) from the personal funds of Mr. Sherman and Mr. Schwartz. Mr. Schwartz and Mr. Sherman were reimbursed by Phoenix to the extent the cash outlayed by Mr. Schwartz and Mr. Sherman exceeded their required initial capital contributions as Members of Phoenix. Phoenix derived the funds to reimburse Mr. Sherman and Mrs. Schwartz from a loan described below. Additional purchases under the Gillmor and Brownfield Agreements were and will be made using (i) the working capital of Phoenix derived from the capital contributions of personal funds of its Members; and
(ii) funds obtained by virtue of a loan obtained by Phoenix from PH Hydraulics, a former wholly-owned subsidiary of the Company that was merged into Resource General on October 31, 1996. The total amount of the loan, $59,000 (the "Loan"), is evidenced by a Promissory Note dated September 16, 1996, between Phoenix and PH Hydraulics. $17,500 of the Loan was disbursed to Phoenix on September 12, 1996, $27,500 of the Loan was disbursed to Phoenix on October 15, 1996, and the remaining $14,000 of the Loan was disbursed to Phoenix on February 1, 1997. The Loan bears interest at prime plus 1 1/4 percent. Interest is due on the first day of November, February, May and August commencing November 1, 1996. Accrued interest has been paid on time. Installments of principal are due on the first day of March, June, September and December commencing April 1, 1997. The Loan is due to be repaid in full by March 2000.

     Mr. Binsky will contribute approximately 28.50 percent of the capital of Phoenix, Mr. Gardner will contribute approximately 5 percent of the capital, Mr. Schwartz will contribute approximately 31.667 percent of the capital, Mr. Sherman will contribute approximately 31.667 percent of the capital, and Mr. Warren will contribute approximately 3.167 percent of the capital.

     In addition to using funds derived from personal resources, Phoenix is contemplating paying for the shares to be purchased under the agreements with the proceeds of:

         (1). The sale of a portion of the Common Stock acquired under the agreements to an employee stock ownership plan which may be formed for the Company. The employee stock ownership plan would fund the purchase of the stock with bank debt.

         (2). The sale of a portion of the Common Stock acquired under the agreements to third parties including, but not limited to, directors, officers, employees and shareholders of the Company.

                           COMPENSATION OF MANAGEMENT

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the annual and long term compensation of the chief executive officer of the Company during the last fiscal year (the "Named Executives") for the Company's last three fiscal years.


                                                    Annual Compensation
                                                    -------------------
Name and Principal Position                    Year      Salary      Bonus
---------------------------                    ----      ------      -----

Charles T. Sherman, President(1)               1996    $104,756      $13,965
                                               1995     103,041        5,000
                                               1994      94,333       15,369

Robert S. Ryan, Former President(2)            1996     $19,000          ---
                                               1995      16,684          ---

------------------


1 Mr. Sherman became President of the Company May 28, 1996. Prior to that time he served as President of PH Hydraulics, the wholly-owned subsidiary of the Company that was merged into the Company in October 1996.

2. Mr. Ryan served as President of the Company from August 1, 1995 until May 28, 1996.


OPTION GRANTS IN LAST FISCAL YEAR

     No stock options were granted to the Named Executives during the last fiscal year (1996).

FISCAL YEAR END OPTION NUMBERS AND VALUES

     The following table sets forth certain information concerning each exercise of stock options and the number and value of unexercised options held by the Named Executives at the end of the last fiscal year (December 31, 1996).

                                Number of
                          Securities Underlying       Value of Unexercised
                           Unexercised Options        In-the-Money Options
                           at Fiscal Year-End:        at Fiscal Year-End:
         Name            Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------    -------------------------   -------------------------



Charles T. Sherman               19,000/0                  $14,250/$0


Robert S. Ryan                   20,000/0                  $15,000/$0


COMPENSATION OF NON-EMPLOYEE DIRECTORS

     Non-employee directors receive a fee of $500 for each board meeting attended and $200 for each committee meeting attended, unless the director is a chair of the committee, in which case the fee is $450 per committee meeting attended. If the 1997 Stock Incentive Plan is approved by the shareholders, the non-employee directors will be eligible to receive Options under the Plan at the 1998 annual meeting of shareholders. The number of shares underlying
Options that may be granted to such directors under the Plan on an annual basis ranges from 0 to 3,000 shares of Common Stock, depending upon the increase in the total income of the Company before taxes each year (See "Directors' Stock Options"). Other directors do not receive any compensation for their services as directors.

     Alida L. Breen received an option on 5,000 shares of Common Stock in 1996 as compensation for her services as a newly appointed director of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FEE TO PHOENIX MANAGEMENT, LTD.

     The Company has signed a letter of intent to acquire substantially all of the operating assets of another company in the metal forming industry. If this acquisition is authorized by the Board of Directors and completed, the Compensation Committee of the Board of Directors has authorized the payment of a fee to Phoenix Management, Ltd. based on the consideration paid by the Company to the acquired business. The fee to be paid to Phoenix is in exchange for certain services provided by Phoenix and its Members in connection with the acquisition that are outside of the scope of the customary duties of the officers and directors of the Company, including negotiating in furtherance of the transaction, examining financing alternatives and possibly providing collateral for use in obtaining financing. The fee will be five percent of the total consideration paid by the Company, as and when the consideration is paid by the Company. The Members of Phoenix are Bob Binsky, Michael W. Gardner, Charles T. Sherman and Theodore P. Schwartz, all directors of the Company, and Kenneth J. Warren, special outside counsel for the Company. See "Security Ownership of Principal Shareholders, Directors, Nominees and Executive Officers."

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10 percent shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1996 all filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with, except that one report, covering one transaction, was filed late by Bob Binsky and one report, covering one transaction, was filed late by Charles T. Sherman.

                             INDEPENDENT ACCOUNTANTS

     Greene & Wallace, Inc. served as the Company's independent accountants for the fiscal year 1996 which ended December 31, 1996, and has audited the Company's financial statements for each of the past three fiscal years. The Audit Committee has not yet met to recommend an accountant to serve as the Company's independent accountants for the 1997 fiscal year.

     A representative of Greene & Wallace, Inc. is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of shareholders.


                                 OTHER BUSINESS

     The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                         COST OF SOLICITATION OF PROXIES

     The cost of this solicitation will be paid by the Company. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company will reimburse such persons for their expenses in so doing.


                              SHAREHOLDER PROPOSALS

     A shareholder proposal intended for inclusion in the proxy statement and form of proxy for the annual meeting of Shareholders of the Company to be held in 1998 must be received by the Company before November 21, 1997, at 2365 Scioto Harper Drive, Columbus, Ohio 43204, Attention: President.

                                   FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO MISSY JACOB, INVESTOR RELATIONS COORDINATOR, 2365 SCIOTO HARPER DRIVE, COLUMBUS, OHIO 43204.

                                    EXHIBIT A

PROPOSAL 1. TO AMEND THE ARTICLES OF INCORPORATION AND CODE OF REGULATIONS TO ELIMINATE CUMULATIVE VOTING

     RESOLVED, that Section 7 of the Amended and Restated Code of Regulations of the Company be deleted in its entirety; and further

     RESOLVED, that Article V of the Articles of Incorporation of the Company be amended to include the following section:

     E. No shareholder of the corporation may cumulate voting power in the election of directors.

PROPOSAL 2. TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

     RESOLVED, that Article IV of the Articles of Incorporation of the Company be amended in its entirety to read as follows:

                                   ARTICLE IV

     The maximum number of shares which the corporation is authorized to have outstanding is ten million (10,000,000), all of which shall be common shares without par value. Each common share shall be equal to every other common share. The holders of common shares shall be entitled to one (1) vote for each share upon all matters presented or required to be presented to the shareholders. No holder of Common Shares of the corporation shall have any preemptive right to purchase or subscribe to any shares or other securities of the Corporation, whether now or hereafter issued or authorized.

PROPOSAL 3. TO AMEND THE CODE OF REGULATIONS OF THE COMPANY TO DIVIDE THE BOARD OF DIRECTORS INTO TWO CLASSES, TO PERMIT THE BOARD OF DIRECTORS TO DETERMINE THE TOTAL NUMBER OF DIRECTORS AND TO ESTABLISH A RETIREMENT AGE FOR DIRECTORS.

     RESOLVED, that Section 2 of Article II of the Code of Regulations of the Company be amended by inserting the following paragraph in place thereof:

     The Board of Directors shall be divided into two classes; the initial term of office of those of the first class to expire at the annual meeting next ensuing; of the second class one year thereafter; and at each annual election held after the initial adoption of this regulation by the shareholders and the election of Directors held at the meeting at which this regulation is adopted, directors shall be chosen for a full term of two years to succeed those whose terms expire. When this regulation is initially adopted, the Board of Directors shall consist of seven members and the first class shall consist of three members and the second class shall consist of four members. Thereafter, the Board of Directors may fix the total number of Directors constituting the full Board of Directors and the number of Directors in each class, but the total number of Directors shall not exceed nine nor shall the number of Directors in any class exceed five. Subject to the foregoing, the classes of Directors need not have the same number of members. No reduction in the total number of Directors or in the number of Directors in any class shall be effective to remove any Director or to reduce the term of any Director. Notwithstanding any other provision set forth in the Regulations of the Company, if the Board of Directors increases the number of Directors in a class, it may fill the vacancy created thereby for the full remaining term of a Director in that class even though such term may extend beyond the next annual election. The Board of Directors may fill any vacancy occurring for any other reason for the full remaining term of the Director whose death, resignation or removal caused the vacancy, even though such term may extend beyond the next annual election. A director who reaches the age of 67 shall thereafter no longer be eligible for reelection to the Board of Directors. Directors need not be either residents of the State of Ohio or shareholders of the Company.

PROPOSAL 4. TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY.

     RESOLVED, that Article I of the Articles of Incorporation of the Company be amended in its entirety to read as follows:

                                    ARTICLE I

     The name of said corporation shall be PH Group, Inc.


PROPOSAL 5. TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO ELIMINATE THE APPLICABILITY OF THE OHIO CONTROL SHARE ACQUISITION ACT.

     RESOLVED, that Article V of the Articles of Incorporation of the Company be amended to include the following section:

     D. Section 1701.831 of the Ohio Revised Code, as amended from time to time, shall not apply to "control share acquisitions" of shares of stock of the Corporation, as defined in Section 1701.01(Z) of the Ohio Revised Code, as amended from time to time.

                                 APPENDIX INDEX


Appendix Documents
------------------

Form of Proxy

1997 Stock Incentive Plan

RESOURCE GENERAL CORPORATION   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Charles T. Sherman and Theodore R. Schwartz, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares held of record by the undersigned on February 22, 1997, at the Annual Meeting of Shareholders to be held on April 22, 1997, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS ADOPTION OF ALL PROPOSALS AND THE ELECTION OF ALL NOMINEES.

     1. Amendment of the Articles of Incorporation and the Code of Regulations of the Company to eliminate cumulative voting.

             FOR [ ]           AGAINST [ ]            ABSTAIN [ ]


     2. Amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of the Company.

             FOR [ ]           AGAINST [ ]            ABSTAIN [ ]


     3. Amendment of the Code of Regulations of the Company to divide the Board of Directors into two classes, to permit the Board of Directors to determine the number of directors who serve on the Board of Directors and to establish a retirement age for directors.

             FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

     4. Amendment of the Articles of Incorporation of the Company to change the name of the Company.

             FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

     5. Amendment of the Articles of Incorporation of the Company to eliminate the applicability of the Ohio Control Share Acquisition Act.

             FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

     6. To elect as directors in the first class the nominees named below for a term of one year and until their successors are duly elected and qualified.

         NOMINEES:  Alida L. Breen, David H. Montgomery and Charles T. Sherman.

         [ ] FOR all nominees listed above (except as marked to the contrary)
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed above (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed above.) (NOTE: If Proposal 3 is not approved, only two seats on the Board of Directors will be filled at the Annual Meeting of Shareholders, with the two nominees receiving the most votes being elected for a term of three years. The Board of Directors has nominated Bob Binsky and Alida
         L. Breen to serve as directors if Proposal 3 is not approved.)

     7. To elect as directors in the second class the nominees named below for a term of two years and until their successors are duly elected and qualified.

         NOMINEES: Bob Binsky, Michael W. Gardner, Terry L. Sanborn and Theodore
         P. Schwartz

         [ ] FOR all nominees listed above (except as marked to the contrary)
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed above

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed above.) (NOTE: If Proposal 3 is not approved, only two seats on the Board of Directors will be filled at the Annual Meeting of Shareholders, with the two nominees receiving the most votes being elected for a term of three years. The Board of Directors has nominated Bob Binsky and Alida
         L. Breen to serve as directors if Proposal 3 is not approved.)

      8. To terminate the Employees' Incentive Stock Option Plan and approve the 1997 Stock Incentive Plan.

             FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE.


                                    Date:  ____________________, 1997


                                    -----------------------------------------
                                    Signature


                                    -----------------------------------------
                                    Signature (if held jointly)

                                    IMPORTANT: Please sign exactly as name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporation should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                 PH GROUP, INC.

                              STOCK INCENTIVE PLAN

                                   ----------

                                JANUARY 28, 1997


                                   ----------

                                    PREAMBLE:


     1. PH Group, Inc. , an Ohio corporation (the "Company"), by means of this Stock Incentive Plan (the "Plan"), desires to attract and retain capable employees, officers, directors and consultants and to provide them with long term incentives to continue their services to the Company, to maximize the value of the Company to its shareholders and to acquire a continuing ownership interest in the Company.

     2. The Company has determined that the foregoing objectives will be promoted by granting Awards (as hereinafter defined) under this Plan to certain employees, officers, directors and consultants of the Company and of its Parent and Subsidiaries, if any, pursuant to this Plan.

                                     TERMS:

ARTICLE 1.  DEFINITIONS.

     Section 1.1. General. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

     "Award" means a grant of Options under the Plan.

     "Board of Directors" means the board of directors of the Company.

     "Change in Control" means (a) the acquisition by any person (defined for the purposes of this definition to mean any person within the meaning of Section 13(d) of the Exchange Act), other than the Company or an employee benefit plan created by the Board of Directors for the benefit of its Employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the Regulations promulgated by the SEC under Section 13(d) of the Exchange
Act) of securities issued by the Company having 20% or more of the voting power of all the voting securities issued by the Company in the election of Directors at the next meeting of the holders of voting securities to be held for such purpose; (b) the election of a majority of the Directors elected at any meeting of the holders of voting securities of the Company who are persons who were not nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors having authority in such matters; (c) the approval by the shareholders of the Company of a merger or consolidation with another person, other than a merger or consolidation in which the holders of the Company's voting securities issued and outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or (d) the approval by the shareholders of the Company of a transfer of substantially all of the assets of the Company to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by the Company or by the holders of the Company's voting securities issued and outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

     "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

     "Committee" means the Committee of the Board of Directors that administers the Plan under Section 2.1 below.

     "Common Stock" means the common stock, without par value, of the Company.

     "Consultant" means any person who provides services to any Employer (other than in connection with the offer or sale of securities of the Employer in a capital raising transaction), who is neither an Employee nor a Director and who is a consultant or an adviser to the Employer within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

     "Date of Grant" means the date an Award is first granted.

     "Director" means a member of the Board of Directors.

     "Effective Date" means the date this Plan is first adopted by the Board of Directors.

     "Employee" means any common law employee of an Employer.

     "Employer" means the Company or any Parent or Subsidiary of the Company which employs a given Employee or has engaged a given Consultant.

     "Exchange Act" means the Securities Exchange Act of 1934 and the regulations thereunder, as now in effect or hereafter amended.

     "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder.

     "Fair Market Value of a Share" means the amount determined to be the fair market value of a single Share by the Committee based upon the trading price of the Shares, their offering price in public and private offerings by the Company and such other factors as it deems relevant. In the absence of such a determination, the Fair Market Value of a Share shall be deemed to be (a) if the Shares are listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the per Share closing price regular way on the principal national securities exchange or the NASDAQ - National Market System on which the Shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by the Company for that purpose.

     "Grantee" means any Participant to whom an Award has been granted.

     "Holder" means any Grantee who holds a valid Award and any heir or legal representative to whom such Grantee's Award has been transferred by will or the laws of descent and distribution.

     "Incentive Stock Option" or "ISO" means a Stock Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

     "Meeting Date" means the date of each annual meeting of the shareholders of the Company at which Directors are elected.

     "Nonqualified Option" means a Stock Option other than an Incentive Stock Option.

     "Officer" means an officer of the Company as defined in 17 C.F.R. Section 240.16a-1(f) as now in effect or hereafter amended.

     "Option" or "Stock Option" means a right granted under Article 5, 6 or 7 of the Plan to a Grantee to purchase a stated number of Shares.

     "Option Agreement" means an agreement evidencing an Option substantially in the form of Exhibit A, Exhibit B or Exhibit C attached hereto.

     "Parent" means a parent of a given corporation as such term is defined in
Section 424(e) of the Code.

     "Participant" means a person who is eligible to receive an Award under the Plan.

     "Plan" means this Plan as it may be amended or restated from time to time.

     "Rule 16b-3" means Rule 16b-3 (17 C.F.R. Section 240.16b-3) promulgated under Section 16(b) of the Exchange Act as now in effect or hereafter amended.

     "SEC" means the Securities and Exchange Commission.

     "Shares" means shares of Common Stock.

     "Subsidiary" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

     "Ten Percent Shareholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Ownership shall, for the purposes of the previous sentence, be determined under the rules set forth in
Section 424 of the Code.

     "Termination without cause" means a termination by an Employer of the employment or consulting relationship of a Grantee with the Employer that is not for cause and is not occasioned by the resignation, death or disability of the Grantee.

     Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

     Section 1.3. Effect of Definitions. The definitions set forth in Section
1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2.  ADMINISTRATION.

     Section 2.1. Committee. The Plan shall be administered by a committee of the Board of Directors consisting of three or more Directors, each of whom is a "non-employee director" as described in paragraph (b)(3)(i) of Rule 16b-3. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by a committee consisting of those members of the Compensation Committee of the Board of Directors who are non-employee directors, but, if the Compensation Committee is abolished or its membership does not contain three persons who comply with the requirements of the first sentence of this Section 2.1, the Board of Directors shall either reconstitute the Compensation Committee in compliance with, or create another Committee that complies with, the requirements of the first sentence of this
Section 2.1 to administer the Plan.

     Section 2.2. Authority. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to (a) determine the Participants, grant Awards and determine their timing, pricing and amount; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; (d) review and resolve all claims of Employees, Consultants, Directors, Grantees, Holders and Participants; and (e) delegate to the Officers the authority to select Grantees under Articles 5 and 6 (other than Officers) and grant Awards to such Grantees having terms and in appropriate amounts determined by the Committee. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Employees, Consultants, Directors, Grantees, Holders and Participants.

ARTICLE 3.  SHARES.

     Section 3.1. Number. The aggregate number of Shares in respect of which Awards may be granted under the Plan shall not exceed 150,000, which number of Shares is hereby reserved for issuance under the Plan out of the authorized but unissued Shares.

     Section 3.2. Cancellations. If any Awards granted under the Plan are canceled or terminate or expire for any reason without having been exercised or matured in full, the Shares related to the unexercised portion of an Award shall be available again for the purposes of the Plan. If any Shares acquired under the Plan are forfeited for any reason, the Shares shall be available again for the purposes of the Plan.

     Section 3.3.  Anti-Dilution.

         (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Award is based and the number of Shares as to which Awards may be granted under this Plan shall be increased automatically by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event and the Exercise Price thereof shall be decreased automatically by the same ratio. If the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Award is based and the number of Shares as to which Awards may be granted under the Plan shall be decreased automatically by such ratio and the Exercise Price thereof shall be increased automatically by such ratio.

         (b) If any other change occurs in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Award and each Share available for additional grants of Awards, the number and kind of shares or other securities into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Award shall remain the same as immediately before such event. In addition, the Committee may make such further equitable adjustments in the Plan and the then outstanding Awards as are deemed necessary and appropriate by the Committee including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Awards, the Exercise Price of outstanding Awards and the vesting conditions of outstanding Awards.

     Section 3.4. Source. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be drawn from the Company's authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, as well as by issuing authorized but unissued Shares. The proceeds of the exercise of any Award shall be general corporate funds of the Company. No Shares may be sold under any Option Agreement for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

     Section 3.5. Rights of a Shareholder. No Holder or other person claiming under or through any Holder shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Award except as to such Shares, if any, for which certificates representing such Shares have been issued to such Holder.

     Section 3.6. Securities Laws. No Award shall be exercised nor shall any Shares or other securities be issued or transferred pursuant to an Award unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Award or the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Holder to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Holder, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 4.  ELIGIBILITY.

     Section 4.1. Article 5. Only Employees who are not members of the Committee shall be eligible to receive Options under Article 5 below.

     Section 4.2. Article 6. Only Consultants shall be eligible to receive Options under Article 6 below.

     Section 4.3. Article 7. Only Directors who are not Employees shall be eligible to receive Options under Article 7 below.

ARTICLE 5.  EMPLOYEES' STOCK OPTIONS.

     Section 5.1. Determinations. The Committee shall determine which Participants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical). The Committee may delegate the authority granted to it in this Section 5.1 pursuant to clause (e) of Section 2.2 above.

     Section 5.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

     Section 5.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

     (a) each Option shall vest and first become exercisable (subject to the rule set forth in Section 5.4(c) below) as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable; and

     (b) each Option shall lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of ten years from the Date of Grant,

         (ii) subject to the rule set forth in Section 5.4(d) below, nine months after the Grantee ceases to be an Employee because of death or disability,

         (iii) three months after the termination without cause of the Grantee's employment with all Employers, or

         (iv) immediately upon termination of the Grantee's employment with all Employers by the applicable Employers for cause or by the Grantee's resignation.

Where both an Incentive Stock Option and a Nonqualified Option are granted, the number of Shares which become exercisable under clause (a) of the previous sentence at any time shall be calculated on the basis of the total of the Shares subject to both Options and the Options shall become exercisable as to that number of Shares first under the Incentive Stock Option and then under the Nonqualified Option, unless the rule set forth in Section 5.4(c) below would defer the exercisability of such Incentive Stock Option, in which case such Nonqualified Options shall become exercisable first. Notwithstanding the terms of any Option, the preceding sentence, and Section 5.4, all Options that have not previously been exercised nor lapsed and ceased to be exercisable, shall vest fully and become exercisable upon the occurrence of any Change in Control occurring after the Effective Date if the Grantee is an Employee at the time of the Change in Control.

     Section 5.4.  Incentive Stock Options.

         (a) The Committee shall determine whether any Option is an Incentive Stock Option or a Nonqualified Option at the time that it is granted and, if no express determination is made by the Committee, all Options granted to Participants who are Employees and who are not Ten Percent Shareholders are Incentive Stock Options and all Options granted to Ten Percent Shareholders shall be Nonqualified Options.

         (b) If the Committee grants Incentive Stock Options, they shall be on such terms and conditions as may be necessary to render them "incentive stock options" pursuant to Section 422 of the Code.

         (c) The aggregate Fair Market Value of the Shares, determined as of the time the Option is granted, which first become exercisable under all Incentive Stock Options granted under this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, shall not exceed $100,000 during any calendar year and, if the foregoing limit would be exceeded in any given calendar year by the terms of any Incentive Stock Option granted hereunder, the exercisability of such portion of such Option as would exceed such limit shall be deferred to the first day of the next calendar year and, if such excess involves more than one Option, the exercisability of the most recently granted Option shall be deferred first.

         (d) If the employment of a Grantee, who holds an ISO, with any Employer is terminated because of a "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of the ISO may be exercised only within six months after the date on which employment was terminated, and only to the extent that such Grantee could have otherwise exercised such ISO as of the date of termination. If a Grantee, who holds an ISO, dies while employed by an Employer (or within six months after termination of employment by reason of a disability or within 30 days after termination of employment without cause), the unexercised portion of the ISO at the time of death may be exercised only within six months after the date of death, and only to the extent that the Grantee could have otherwise exercised such ISO at the time of death. In such event, such ISO may be exercised by the executor or administrator of the Grantee's estate or by any Holder.

         (e) No Ten Percent Shareholder shall be granted an Incentive Stock Option unless, at the time such Incentive Stock Option is granted, the Exercise Price thereof is at least 110% of the Fair Market Value of a Share on the Date of Grant and the Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant.

         (f) If a Holder exercises an Incentive Stock Option and disposes of any of the Shares received by such Holder as a result of such exercise within two years from the Date of Grant or within one year after the issuance of such Shares to such Holder upon such exercise, such Holder shall notify the Company of such disposition and the consideration received as a result thereof and pay or provide for the withholding taxes on such disposition as required by Section
8.2 below.

         (g) An Option that is designated as a Nonqualified Option under this Plan shall not be treated as an "incentive stock option" as such term is defined in Section 422(b) of the Code.

     Section 5.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder. The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company or (c) reduction of a debt of the Company to the Holder. If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his or her decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above. Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 5.6. Option Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

     Section 5.7. New Hires. A person to whom the Company is offering employment may be granted a Nonqualified Option under this Article 5, but any such grant shall lapse if the person does not subsequently become an Employee pursuant to such offer.

ARTICLE 6.  CONSULTANTS' STOCK OPTIONS.

     Section 6.1. Determinations. The Committee shall determine which Participants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical). The Committee may delegate the authority granted to it in this Section 6.1 pursuant to clause (e) of Section 2.2 above.

     Section 6.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

     Section 6.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

     (a) each Option shall vest and first become exercisable as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been a Consultant continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable; and

     (b) each Option shall lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of ten years from the Date of Grant,

         (ii) nine months after the Grantee ceases to be a Consultant because of death or disability, or

         (iii) three months after the termination without cause of the Grantee's consulting relation with the Employer, or

         (iv) immediately upon termination of the Grantee's consulting relation with the Employer for cause or by the Grantee's resignation.

Notwithstanding the terms of any Option, all Options that have not previously been exercised nor lapsed and ceased to be exercisable, shall vest fully and become exercisable upon the occurrence of any Change in Control occurring after the Effective Date if the Grantee is a Consultant at the time of the Change in Control.

     Section 6.4. Not Incentive Stock Options. An Option under this Article 6 shall not be treated as an Incentive Stock Option.

     Section 6.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder. The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to the Holder. If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Grantee a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his or her decedent or testator) for less than six months. Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 6.6. Option Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

     Section 6.7. Article 5. The provisions of Article 5 above shall not apply to Options granted under this Article 6.

ARTICLE 7.  DIRECTORS' OPTIONS.

     Section 7.1. Grant.

         (a) On each Meeting Date beginning with the annual meeting of shareholders at which this Plan is approved by the shareholders of the Company, an Option on five thousand (5,000) Shares or such lesser number as remain available for granting under Article 3 above shall be granted automatically to each person who is elected as a Director at the meeting of shareholders held on such date or at any adjournment thereof and who is eligible to receive Options under section 4.3 above, provided such person had not previously served as a Director of the Company since the Effective Date. On any date when a person is appointed as a Director to fill a vacancy on the Board of Directors, an Option shall be granted automatically to such person on the number of Shares equal to 5,000 multiplied by a fraction, the numerator of which equals the number of whole calendar months remaining in the term for which such Director is appointed at the date of such appointment and the denominator of which equals twenty-four, provided such person had not previously served as a Director of the Company since the Effective Date and such person is eligible to receive Options under section 4.3 above. Each Option granted under this Section 7.1(a) shall vest and first become exercisable: (i) as to no more than 1,000 of the Shares originally subject to the Option on the Date of Grant (or such lesser number as remain subject to the Option in the case of an Option granted to a Director filling a vacancy); (ii) as to no more than 2,000 of the Shares originally subject to the Option on the first Meeting Date following such Director's election or appointment, as the case may be (or such lesser number as remain subject to the Option in the case of an Option granted to a Director filling a vacancy); and
(iii) as to the remaining 2,000 Shares originally subject to the Option on the second Meeting Date following such Director's election or appointment, as the case may be (or such lesser number as remain subject to the Option in the case of an Option granted to a Director filling a vacancy). The Exercise Price of an Option granted under this Section 7.1(a) shall be equal to the Fair Market
Value of a Share on the Date of Grant.

         (b) If a Director receiving an Option under Section 7.1(a) is not the beneficial owner of at least 1,000 Shares (as determined by reference to Rule 13d-3 of the Securities and Exchange Act of 1934, but(excluding Options hereunder), as of the first Meeting Date following such Director's election, such Director shall exercise such Option with respect to at least 1,000 Shares on such Meeting Date, provided such exercise can be effected in compliance with all applicable laws, rules and regulations.

         (c) On each Meeting Date which occurs after the annual meeting of shareholders at which this Plan is approved by the shareholders of the Company, an Option on such number of Shares as are specified below, or such lesser number as remain available for granting under Article 3 above, shall be granted automatically to each Director whose term of office as a director expires on such date or continues through such date or who is reelected for a subsequent term on such Meeting Date and who is eligible to receive Options under Section
4.3 above. The number of Shares as to which an Option shall be granted under this Section 7.1(b) shall be determined as follows. If the Company's total income before taxes for the fiscal year immediately preceding the Meeting Date (the "Performance Year"), as reflected in the Company's audited financial statements, exceeds the Company's total income before taxes for the fiscal year one year earlier, as reflected in the Company's audited financial statements, by that percentage specified in the table below, a Director otherwise eligible to receive an Option under this Section 7.1(c) shall be granted an Option on that number of Shares as specified in the table below.



--------------------------------------- ----------------------------------------
             Increase in
             Total Income
             before Taxes                        Number of Shares
--------------------------------------- ----------------------------------------
             No increase                             No Shares
--------------------------------------- ----------------------------------------
    An increase of less than 10%                       1,000
--------------------------------------- ----------------------------------------
              10%-- 20%                                2,000
--------------------------------------- ----------------------------------------
          20.1%-- and above                            3,000
--------------------------------------- ----------------------------------------

Each Option granted under his Section 7.1(c) shall vest and first become exercisable as to 50% of the Shares originally subject to the Option on each Meeting Date, beginning on the Date of Grant. Notwithstanding the foregoing, an Option granted under this Section 7.1(c) to a Grantee who is not reelected as a director upon expiration of term shall vest and become exercisable as to 100% of the Shares subject to the Option on the Date of Grant. The Exercise Price of an Option granted under this Section 7.1(c) shall be equal to the Fair Market
Value of a Share on the Meeting Date occurring in the Performance Year.


     Section 7.2. Term.

     (a) each Option shall lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of ten years from the Date of Grant,

         (ii) nine months after the Grantee ceases to be a Director because of his death or disability,

         (iii) immediately upon resignation by the Grantee as a Director, or

         (iv) one year after the Grantee ceases to be a Director for any reason other than his death, disability or resignation.

Notwithstanding the foregoing or the terms of any Option, all Options that have not previously been exercised nor lapsed and ceased to be exercisable shall vest fully and become exercisable upon the occurrence of any Change in Control occurring after the Effective Date if the Grantee is a Director at the time of the Change in Control.

     Section 7.3. Not Incentive Stock Options. An Option under this Article 7 shall not be treated as an Incentive Stock Option.

     Section 7.4. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder. The Exercise Price shall be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to the Holder. Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 7.5. Option Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

     Section 7.6. Articles 2 and 5. The provisions of Articles 2, 5, 8.5, 8.6 and 8.7 hereof shall not apply to Options granted under this Article 7.

ARTICLE 8.  PROVISIONS APPLICABLE TO ALL TYPES OF AWARDS.

     Section 8.1. Corporate Mergers and Acquisitions. The Committee may grant Awards having terms and conditions which vary from those specified in the Plan if such Awards are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a Subsidiary of the Company prior to such acquisition, with or by the Company or its Subsidiaries.

     Section 8.2. Withholding. The Company shall have the right to withhold from any payments due under any Award or due to any Holder from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Holder at the time of the exercise or vesting of any Award or upon a disposition of Shares received upon the exercise of an Incentive Stock Option. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Award, the Holder exercising such Award shall pay to the Company an amount equal to the withholding required to be made less the withholding otherwise made in cash or, if allowed by the Committee in its discretion and pursuant to rules adopted by the Committee consistent with
Section 5.5 above, Shares previously owned by the Holder. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Award or upon a disqualifying disposition of Shares received upon the exercise of an Incentive Stock Option, including, but not limited to, the withholding of Shares from an Award upon such terms and conditions as the Committee may provide. The Company may require the Holder to satisfy any relevant withholding requirements before issuing Shares or delivering any Award to the Holder.

     Section 8.3. Disability. If a Grantee who is an Employee or a Consultant is absent from work because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his or her employment or consulting relationship with the Company while such Grantee has that disability, unless he or she resigns or terminates such relationship or the Committee decides otherwise. If a Grantee who is a Director is absent from meetings of the Board of Directors because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his or her service with the Board of Directors while such Grantee has that disability, unless he or she resigns or is not re-elected by the shareholders.

     Section 8.4. Merger of the Company. If the Company merges or consolidates with or sells substantially all of its assets to a person that was not one of its affiliates before such transaction, or any such unaffiliated person or corporation has publicly announced a tender offer to purchase more than 20% of the outstanding voting securities of the Company, the Committee, in its discretion, may provide that, for a period of 30 days, not extending beyond the ten year period referred to in Sections 5.3 and 6.3 above and the five year period referred to in Section 5.4(e) above, from the date of execution of the acquisition agreement in final definitive form or the announcement of such offer, notwithstanding the provisions of any Award, any Award may be exercised in whole or in part during such 30 day period or that upon the termination of such 30 day period any such Award shall expire and be null and void.

     Section 8.5. Surrender and Exchange. The Committee may permit the voluntary surrender of all or a portion of any Award to be conditioned upon the granting to the Holder of a new Award for the same or a different number of Shares as the Award surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Award to such Holder. Subject to the provisions of the Plan, such new Award shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Award is granted. Upon surrender, the Award surrendered shall be canceled and the Shares previously subject to it shall be available for the grant of other Awards.

     Section 8.6. Acceleration. Notwithstanding anything else in the Plan, the Committee may, in its sole discretion, at any time or from time to time thereafter, accelerate the time at which any Options become exercisable or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise of any Option. Any such acceleration may be made effective (a) with respect to one or more or all Grantees, (b) with respect to some or all of the Shares subject to an Option of any Grantee or (c) for a period of time ending at or before the expiration date of any Option.

     Section 8.7. Actions by Committee After Grant. The Committee shall have, subject to the written consent of the Holder where the action impairs or adversely alters the rights of the Holder, the right, at any time and from time to time after the Date of Grant of any Award, to modify the terms of any Award.

ARTICLE 9.  GENERAL PROVISIONS.

     Section 9.1. No Right to Employment. Nothing in the Plan or any Award or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be employed by or provide services to the Company or affect the right of the Company to terminate the employment of any Grantee or its other relationship with any Grantee. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be a Director of the Company or affect the right of the shareholders to terminate the directorship of any Grantee.

     Section 9.2. Limited Liability. The liability of the Company under this Plan or in connection with any exercise of any Award is limited to the obligations expressly set forth in the Plan and in the grant of any Award, and no term or provision of this Plan nor of any Award shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Award.

     Section 9.3. Assumption of Awards. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Awards outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price. Nothing in this
Section 9.3 shall be deemed to alter or supersede any provision of the Plan relating to the vesting or maturity of Awards upon a Change in Control.

     Section 9.4. No Transfer. No Award or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Award may be exercised during the life of the Grantee to whom it was granted except by such Grantee.

     Section 9.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Award shall be borne by the Company.

     Section 9.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given only if personally delivered or if sent by first class mail addressed (a) if to a Holder, at his or her residence address set forth in the records of the Company, or (b) if to the Company, to its President at its principal executive office.

     Section 9.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Holders any rights or remedies under this Plan.

     Section 9.8. Saturdays, Sundays and Holidays. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 9.8 shall not be construed to extend the ten year period referred to in Sections 5.3 and 6.3 above or the five year period referred to in Section 5.4(e) above.

     Section 9.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter and, when the sense so indicates, words of the neuter gender may refer to any gender.

     Section 9.10. Governing Law. The validity, terms, performance and enforcement of this Plan shall be governed by laws of the State of Ohio that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Ohio.

     Section 9.11. Effective Date of the Plan. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of the shareholders of the Company. Awards may be granted by the Committee before such approval, but all Awards so granted shall be conditioned on such approval and shall be void if such approval is not given within 12 months after the Effective Date.

     Section 9.12. Amendment and Termination. No Award shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan or make such amendment of the Plan as it may deem advisable; provided, however, that, to the extent required by Rule 16b-3 or
Section 422 of the Code, no amendment shall be effective without the approval of the shareholders of the Company by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of shareholders duly held, if it were to:

         (a) materially increase the benefits accruing to Holders under the Plan;

         (b) increase the aggregate number of Shares which may be issued under the Plan;

         (c) materially modify the requirements as to eligibility for participation in the Plan; or

         (d) change the designation of employees or class of employees eligible to receive Options under the Plan.

and, further, provided, however, that no amendment or termination of the Plan shall be effective to alter or impair the rights of a Holder under any Award made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Holder. No termination or amendment of this Plan or any Award nor waiver of any right or requirement under this Plan or any Award shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer. The provisions of Article 7 of this Plan setting forth the formulae that determine the Exercise Price of Options granted hereunder, the number of Shares as to which they are exercisable, the times when they are granted and the persons who are Grantees may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                                                                      EXHIBIT A
                                                    EMPLOYEES' OPTION AGREEMENT

                                 PH GROUP, INC.
                            2365 SCIOTO HARPER DRIVE
                              COLUMBUS, OHIO 43204

                              <<Date of Grant>>


  <<Name of Grantee>>
  <<Street>>
  <<City, State, Zip>>



     Congratulations. You have been granted a Stock Option under the Company's Stock Incentive Plan (the "Plan") on the following terms:

     1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is: <<Number>>

     2. EXERCISE PRICE. The exercise price to purchase Shares under this Option is: $<<Price>> per Share.

     3. VESTING. 25% of the Shares originally subject to this Option will vest and become exercisable on the first four anniversaries of the date of this Agreement if you have been an Employee of the Company continuously from the date of this Agreement through the date when such portion of the Option vests [subject to the special rule referred to in paragraph 5 below]. Notwithstanding any other provision hereof, this Option, to the extent that it has not previously been exercised or lapsed, shall vest fully and become exercisable upon the occurrence of any Change in Control if you are an Employee at that time.

     4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

         (i)   the expiration of 10 years from the date of this Agreement,

         (ii) nine months after you cease to be an Employee because of your death or disability,

         (iii) three months after a termination without cause of your employment with any Employer, or

         (iv) immediately upon termination of your employment with all Employers by such Employers for cause or by your resignation.


     5. TAXATION. This Option is [an Incentive Stock Option][a Nonqualified Option].[ Because this Option is an Incentive Stock Option vesting of a portion of this Option or of other Incentive Stock Options held by you may be deferred under a special rule set forth in Section 5.4 (c) of the Plan. If you exercise this Option and dispose of any of the Shares received by you as a result of such exercise within two years from the date above or within one year after the issuance of such Shares to you upon such exercise, you must notify the Company of such disposition and the amount received as a result thereof and pay or provide for the withholding taxes on such disposition.] [You will have taxable income upon the exercise of this Option. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from your salary or bonus. You must satisfy any relevant withholding requirements before the Company issues Shares to you.]

     6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

     7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

     8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be employed by or provide services to the Company or affects the right of the Company to terminate your employment or other relationship with you.

     9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 5 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

     10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Ohio.

     Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                    PH GROUP, INC.


                                    By:
                                         --------------------------------------
                                         Charles T. Sherman, President


Accepted and Agreed to as of
the date first set forth above:


-------------------------------
    <<Name of Grantee>>

                              OPTION EXERCISE FORM

     The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated
<<Date of Grant>> under the Company's Stock Incentive Plan. The undersigned hereby represents and warrants to the Company that he or she is not exercising such rights or planning to transfer such shares while in the possession of material inside information relating to the Company.


Date:  __________________________________

                                                --------------------------------
                                                       <<Name of Holder>>


--------------------------------------



Sign and complete this Option Exercise Form and deliver it to:

                                 PH Group, Inc.
                                Attn.: Treasurer
                            2365 Scioto Harper Drive
                              Columbus, Ohio 43204

together with the option price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                                                                       EXHIBIT B
                                                   CONSULTANTS' OPTION AGREEMENT

                                 PH GROUP, INC.
                            2365 SCIOTO HARPER DRIVE
                              COLUMBUS, OHIO 43204

                              <<Date of Grant>>

<<Name of Grantee>>
<<Street>>
<<City, State, Zip>>


     Congratulations. You have been granted a Stock Option under the Company's Stock Incentive Plan (the "Plan") on the following terms:

     1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is: <<Number>>

     2. EXERCISE PRICE. The exercise price to purchase Shares under this Option is: $<<Price>> per Share.

     3. VESTING. 25% of the Shares originally subject to this Option will vest and become exercisable on the first four anniversaries of the date of this Agreement if you have been a Consultant to the Company continuously from the date of this Agreement through the date when such portion of the Option vests. Notwithstanding any other provision hereof, this Option, to the extent that it has not previously been exercised or lapsed, shall vest fully and become exercisable upon the occurrence of any Change in Control if you are a Consultant at that time.

     4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

         (i)  the expiration of 10 years from the date of this Agreement,

         (ii) nine months after you cease to be a Consultant because of your death or disability,

         (iii) three months after a termination without cause of your consulting relationship with the Company or any Employer; or

         (iv) immediately upon termination of your consulting relationship with any Employer for cause or by your resignation.

     5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from compensation payable to you. You must satisfy any relevant withholding requirements before the Company issues Shares to you.

     6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

     7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

     8. NOT A CONSULTING AGREEMENT. This Agreement is not a consulting agreement and nothing contained herein gives you any right to continue to provide services to the Company or affect the right of the Company to terminate the consulting relationship with you.

     9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 6 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

     10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Ohio.

     Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                        PH GROUP, INC.


                                        By:
                                            ----------------------------------
                                             Charles T. Sherman, President

Accepted and Agreed to as of
the date first set forth above:


------------------------------
    <<Name of Grantee>>

                              OPTION EXERCISE FORM

     The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated
<<Date of Grant>> under the Company's Stock Incentive Plan. The undersigned hereby represents and warrants to the Company that he or she is not exercising such rights nor planning to transfer such shares while in the possession of material inside information relating to the Company.


Date:  __________________________________

                                                 -----------------------------
                                                       <<Name of Holder>>


--------------------------------------



Sign and complete this Option Exercise Form and deliver it to:

                                 PH Group, Inc.
                                Attn.: Treasurer
                            2365 Scioto Harper Drive
                              Columbus, Ohio 43204

together with the option price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                                                                      EXHIBIT C
                                                    DIRECTORS' OPTION AGREEMENT

                                 PH GROUP, INC.
                            2365 SCIOTO HARPER DRIVE
                              COLUMBUS, OHIO 43204


                              <<Date of Grant>>

<<Name of Grantee>>
<<Street>>
<<City, State, Zip>>


     Congratulations. You have been granted a Stock Option under the Company's Stock Incentive Plan (the "Plan") on the following terms:

     1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is: <<Number>>

     2. EXERCISE PRICE. The exercise price to purchase Shares under this Option is: $<<Price>> per Share.

     3. VESTING. [The Shares originally subject to this Option will vest and become exercisable as follows: (i) as to no more than 1,000 of the Shares originally subject to the Option on the Date of Grant (or such lesser number as remain subject to the Option in the case of an Option granted to a Director filling a vacancy); (ii) as to no more than 2,000 of the Shares originally subject to the Option on the first Meeting Date following your election or appointment, as the case may be (or such lesser number as remain subject to the Option in the case of an Option granted to a Director filling a vacancy); and (iii) as to the remaining 2,000 Shares originally subject to the Option on the second Meeting Date following such Director's election or appointment, as the case may be (or such lesser number as remain subject to the Option in the case of an Option granted to a Director filling a vacancy)] [50% of the Shares originally subject to this Option will vest and become exercisable on each Meeting Date if you are a Director at the time of the adjournment of the meeting of shareholders held on such Meeting Date.] [ All of the Shares subject to the Option are vested and fully exercisable.] Notwithstanding any other provision hereof, this Option, to the extent that it has not previously been exercised or lapsed, shall vest fully and become exercisable upon the occurrence of any Change in Control if you are then a Director.

     4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

                  (i) the expiration of 10 years from the date of this Agreement,

                  (ii) nine months after you cease to be a Director because of your death or Disability,

                  (iii) immediately upon your resignation as a Director, or

                  (iv) one year after you cease to be a Director for any reason other than your death, disability or resignation.

     5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option.

     6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

     7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

     8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be a Director of the Company or affect the right of the shareholders to terminate your directorship.

     9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 7 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

     10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Ohio.

     Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                    PH GROUP, INC.


                                    By: ______________________________________
                                        Charles T. Sherman, President


Accepted and Agreed to as of
the date first set forth above:


-------------------------------
      <<Name of Grantee>>

                              OPTION EXERCISE FORM

     The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated
<<Date of Grant>> under the Company's Stock Incentive Plan. The undersigned hereby represents and warrants to the Company that he or she is not exercising such rights nor planning to transfer such shares while in the possession of material inside information relating to the Company.


Date:  ___________________________


                                       ----------------------------------------
                                                  <<Name of Holder>>


--------------------------------------



Sign and complete this Option Exercise Form and deliver it to:

                                 PH Group, Inc.
                                Attn.: Treasurer
                            2365 Scioto Harper Drive
                              Columbus, Ohio 43204

together with the option price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.



                                      -3-